united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

(Address of principal executive offices) (Zip code)

CT CORPORATION SYSTEM

1300 EAST NINTH STREET, CLEVELAND, OH 44114

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 9/30/19

ITEM 1. REPORTS TO SHAREHOLDERS.

ANNUAL REPORT

Camelot Premium Return Fund

 Camelot Excalibur Small Cap Income Fund

September 30, 2019

Camelot Funds, LLC

1700 Woodlands Dr.

Suite 100

Maumee, OH 43537

Beginning January 1, 2021, the Funds intend to meet their shareholder report delivery obligations by posting annual and semi-annual shareholder reports to the Funds’ website, www.camelotfunds.com rather than delivering paper copies. You will be notified by mail each time a report is posted and provided with the website link to access the report. You may elect to receive paper copies of a specific shareholder report or all future shareholder reports free of charge by contacting your financial intermediary (such as a broker-dealer or bank), or, if you are a direct investor, by following the instructions included with this annual report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to do anything.

Dear Fellow Shareholders,

Greetings - welcome to Camelot! We are honored to serve you and blessed to have your trust. We would not exist without you, so we strive to serve you with excellence and integrity.

The strategies of our two funds are very similar, so much of the commentary for the Camelot Premium Return Fund will apply to the Camelot Excalibur Small Cap Income Fund. The commentary for Camelot Excalibur Small Cap Income Fund will focus on the areas that are different from the Camelot Premium Return Fund.

Camelot – Premium Return Fund

We are disappointed with our results for fiscal 2019 as the Camelot Premium Return Fund delivered what we believe to be unattractive total returns for the fiscal year, but continued to deliver consistent cash flows. The strong declines in U.S. equity markets during Q4 2018 were more severe and persistent than we expected, so our opportunistic buying was too early and led to a very poor start to the fiscal year. We have recovered well over the last three quarters and believe the recovery is not yet complete.

According to Morningstar, our performance for Class I shares ranked in the 83rd percentile in our category for the 1 year period ending 9/30/2019 out of 141 funds. The A Shares were ranked in the 48th & 60th percentiles for the trailing 3 and 5 year periods respectively.

Annualized Total Returns (%)						Inception
	Q3	YTD	1 Year	3 Year	5 Year	(12/31/2010)
Camelot Premium Return Fund Class A – CPRFX - Load Waived	-1.89%	22.32%	-2.99%	4.94%	3.31%	6.23%
Camelot Premium Return Fund Class A – CPRFX - With Load	-7.54%	15.27%	-8.56%	2.90%	2.10%	5.52%
Camelot Premium Return Fund Class I – CPRIX	-1.79%	22.49%	-2.78%	N/A	N/A	4.25%
Options Based	0.83%	10.18%	1.03%	4.18%	3.09%	4.49%

The maximum sales charge (load) for Class A is 5.75%. Dividends are not assured. The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. For performance information current to the most recent month-end, please call toll-free 855-226-3863. (Data source from both Morningstar and Gemini 9.30.19)

While we are competitive by nature and desire to be at the top of our category each year, we know that is likely not always possible. Ultimately, our focus is on delivering consistent income and reinvestment of capital for the long-term. We believe investing, by nature, is a long-term process and requires at least five years to properly evaluate results. This will be our focus and the basis for our decision-making process. Our desire is to partner with you, the investor, to deliver on our specified objectives for many years to come, so you have a great investing experience, and consistent returns.

We believe investing is like growing an orchard. The true value is in the fruit that is produced each year. In the short term, the value of each tree and the whole orchard will fluctuate. But over time, the value of the orchard will reflect the consistent and growing yield coming from the trees each year. This is what we seek to do for our investors – create an orchard of investments that produce yield (cash flow) year after year.

While short-term returns can vary significantly, our focus is on cash flow – generation seeking investments that produce cash flow now and are likely to do so long into the future. As we have no control over short-term market fluctuations, we suggest only investing in our funds if you intend to hold them for at least 3-5 years. A decision to invest should be based on our long-term track record it would be foolish to sell based on a short-term (less than 3 years) result.

We consider each investor in our fund to be a partner. We are honored to meet many of you and know there are many more we will never meet. Even so, we value each one and are honored to serve you.

Objective 1 - High Rate of Gains / Cash Flow

While total return results are best gauged over a period of 5 years or more, cash flow can give investors something to hold on to in the shorter term. In this fund, cash flow is our primary focus. We want retirees and those close to retirement to feel confident in the stability of their cash flow – which is more important than total return to their daily lifestyle. At the same time, due to the currently low interest rates, many retirees must maintain exposure to equities to reduce the probability of outliving their savings. While the flat income streams from many retirement income vehicles may fail to keep up with inflation, this fund seeks to provide an income stream that will increase over time to keep up and/or outpace inflation.

Reinvesting this cash flow can be a great way for younger investors to build wealth as well.

We have delivered a quarterly target distribution for the past 34 quarters and have paid our target of $.14 on Class A shares over the past four quarters. We remain focused on our objective of maintaining and increasing this distribution in the future.

Objective 2 - Total Return

Nearly all investors hope to realize strong total returns and we have utilized this strategy for over a decade to do so. As mentioned above, this is a long-term objective, best evaluated over periods of at least five years. Our trailing 5 year annualized return is 3.31%, which puts us in the 60th percentile for our Morningstar category Option Writing. We will continue to evaluate rolling 5 year periods moving forward.

Objective 3 - Lower volatility than common stocks

One of the best ways to help investors stay invested during difficult times is to reduce the volatility they experience. This can often be a difficult proposition when trying to fulfill income and total return objectives as well. This fund seeks to do all three, but will give preference to the first two.

Achieving this objective has been elusive as the markets recently experienced a few bouts of extreme volatility after having experienced much lower than normal volatility over the previous 5-6 years. We believe this may be ushering in a multi-year period with above average market volatility. We believe our strategy will be able to demonstrate lower relative volatility in those conditions.

We don’t believe daily volatility (beta) is what concerns most investors. The primary concern, and therefore ours in this objective, is the size of a pullback in a down market. We seek to experience even less drawdown in such periods. This is a more difficult measure as we don’t know when or why pullbacks will occur, but we believe there are things we can do to increase the probability of success in this area while still keeping the priority of our first two objectives.

At the same time, we welcome volatility in the market as it typically provides for greater option premiums and long-term buying opportunities. While volatility can be painful in the short-run, especially when it is not expected, we must be willing to accept some of it to achieve attractive real returns over time.

Conclusion

We are not pleased with our performance this year and will work diligently to improve the results in the coming year. We believe there have been significant and material changes to certain market dynamics to which we much adapt, so we are actively working to do so.

Thank you for the opportunity to serve you. We don’t take it for granted. We will continue to work tirelessly to deliver solid results moving forward.

Market Review

The near relentless growth in the equity markets we mentioned last year came to an abrupt halt in the fourth quarter of 2018 as the Federal Reserve continued to raise interest rates in the face of slowing economic growth. After suggesting 2-3 more increases were in store for 2019, the Fed relented and has actually cut rates twice so far in 2019, leading the equity markets to recover from the 2018 decline and rally to new highs.

After peaking around 3.2% at the end of September, 2018, interest rates have dropped in half as the U.S. 10 year treasury fell from 3.2% to below 1.5% in August, 2019. This led to strongly positive returns for most parts of the bond market. This raises concerns about future duration risk although the inverted yield curve suggests a low likelihood of rising rates in the near future.

Oil prices reversed from their strong recovery, dropping from over $70 a barrel into the low $50s despite unrest in the Middle East. The energy sector continued its weak returns and has fallen to account for just 5% of the S&P 500 market capitalization, a near-record low. Last year, we conceded oil may stabilize higher than the $60 level we suggested the year before, but was likely near its highs. Now, $60 looks outright optimistic and would likely lead to a sizeable rally in energy stocks if it materialized.

The Federal Reserve ended the process of shrinking its’ balance sheet and has had to reverse course already as liquidity problems developed in the overnight lending repo markets. The Federal Funds rate target decreased to 2.0% in September 2019, with little consensus whether the next move will be higher or lower.

The market volatility we have been expecting showed up with a vengeance and quickly exceeded our expectations. We continue to believe it is likely volatility will be heightened for the next 4-5 years. This doesn’t necessarily mean the market will do poorly, but it will likely shake out skittish investors and create opportunities for us.

Camelot - Premium Return Fund Commentary

Returns – The return for the Fund for this fiscal year was -2.78% (Class I shares)1 versus 1.03% for the average fund in our Morningstar Category (Options-based).

Sector Weightings – we make no attempt to match our sector weightings to any particular benchmark or index.

Contributors – We had realized gains spread over dozens of positions, most of which were put and call options. We also had $1.4 million in net investment income (dividends and interest). Premiums received from option writing contributed over $4.2 million in realized gains. Our greatest contributors were Chipotle (CMG), TC Energy Corp (TRP), Vereit Inc. (VER), Under Armour Inc. (UAA), a variety of Puerto Rico Bonds, and a short position in VXX, several of which had been significant detractors in previous years and staged strong recoveries.

Detractors – Cemex (CX), Fluor Corp (FLR), GameStop Corp (GME), Office Properties Income Trust (OPI), & Tata Motors (TTM).

Our largest equity positions are Cemex (4.45%), Energy Transfer LP (4.29%) & Ford Motor Company (4.07%).

New Positions – As our option writing strategy naturally produces higher turnover, we initiated dozens of new positions, which will almost always be the case.

Eliminated Positions – Due to the nature of our option based strategy, we had dozens of positions throughout the fiscal year which we no longer hold.

Current Portfolio – As of fiscal year-end, our portfolio composition is in balance between equity holdings (dividend-paying stocks and/or stocks with covered calls) and put positions. We typically seek to have more than 50% of our portfolio in an option writing position (put or covered call). Even so, we are currently allocated more conservatively than normal as we believe there are currently elevated risks to the markets. However, the portfolios composition will fluctuate over time as markets fluctuate and different positions become more attractive.

Dividend – We have continued to deliver our quarterly dividend since inception (35 quarters). We hope to maintain a steady quarterly dividend of $0.14 per share, but there is no guarantee this will happen as we must have realized gains in order to meet our target distribution.

Excalibur – Small Cap Income Fund

We are pleased with another positive year for Camelot Excalibur Small Cap Income Fund in relative terms despite having a negative year in absolute terms. As in the previous year, returns in the Small Cap Value space significantly lagged behind returns in the large cap and growth parts of the spectrum, making for a difficult environment. But our strategy and discipline paid off.

According to Morningstar, our performance for Class I shares ranked in the 17th percentile in our category for the 1 year period ending 9/30/2019 out of 417 funds.

Annualized Total Returns (%)					Inception

	Q3	YTD	1 Year	3 Year	5 Year	12/31/2013
Camelot Excalibur Small Cap Income Fund Class A – CEXAX – Load Waived	-3.74%	16.64%	-4.68%	5.24%	2.74%	1.53%
Camelot Excalibur Small Cap Income Fund Class A – CEXAX – With Load	-9.32%	9.90%	-10.12%	3.18%	1.53%	0.49%
Camelot Excalibur Small Cap Income Fund Class I – CEXIX	-3.58%	16.99%	-4.33%	N/A	N/A	3.53%
Russell 2000TR	-2.40%	14.18%	-8.89%	8.23%	8.19%	6.25%

We delivered on our primary objective of delivering strong cash flow. We continued to maintain a $.10 quarterly distribution over the last four quarters, which we hope to maintain and increase over time. More than half of this distribution was attributed to Dividend Income.

Camelot Excalibur Small Cap Income Fund is designed to allow all investors to gain exposure to small caps and stay invested according to plan by generating consistent cash flow. We believe this fund is extremely unique in the small cap space and we believe it can be one of the most consistent & highest yielding funds in its category. Of course, there are no guarantees we will be able to achieve that.

Objective 1 – Consistent & Growing Income Stream

See notes under Objective 1 for the Camelot Fund.

We are pleased with the progress on this objective as we maintained a $.10 quarterly distribution, which is our target. We intend to maintain this as consistently as possible and increase it over time. Based on the 9/30/2019 NAV of $7.88 (CEXAX), this should equate to a very nice cash flow, especially for a small-cap fund.

Objective 2 – Total Return

The fund’s return was -4.33%, which was above the Russell 2000, which returned -8.89%, and above our category (Small Value) average of -9.37%, putting us in the 17th percentile.

Conclusion

We are pleased with our performance this year as we believe we delivered well on both objectives. We believe it shows the power of our strategy and our ability to capitalize on difficult market conditions. It is always fun to be near the top of our category, but we will not rest as our long term view continues to keep us disciplined.

Thank you for the opportunity to serve you. We don’t take it for granted. We will continue to work tirelessly to deliver solid results moving forward.

Market Review

Small caps (measured by the Russell 2000) under-performed larger companies (measured by the S&P 500) and Small Cap Value as measured by the Russell 2000 Value Index lagged the Russell 2000 Index. As this trend has persisted for quite some time, we believe the opportunities in small value are attractive and leave significant opportunities in the years ahead.

Excalibur – Small Cap Income Fund Commentary

Returns – The return for the Fund for this fiscal year was -4.33% (Class I shares)1 versus -8.89% for the Russell 2000 Total Return index and -9.37% for the average fund in our Morningstar Category (Small Value).

Sector Weightings – we make no attempt to match our sector weightings to any particular benchmark or index.

Contributors – We had realized gains spread over several dozen positions, most of which were put and call options, and over $400,000 in investment income (dividends & interest). The greatest contributors were Compass Diversified Holdings (CODI), Blackbaud Inc (BLKB), LGI Homes Inc (LGIH), a variety of Puerto Rico Bonds, and a short position in VXX.

Detractors – Our greatest detractors were Camping World Inc (CWH), Destination Maternity Corp (DEST), Fluor Corp (FLR), Tupperware Brands Corp (TUP), and Washington Prime Group Inc (WPG).

Our largest equity positions are Textainer Group Holdings Ltd (3.52%), Fluor Corp (3.38%), and Compass Minerals International Inc (3.01%).

New Positions – As our option writing strategy naturally produces higher turnover, we initiated dozens of new positions, which will almost always be the case.

Eliminated Positions – Due to the nature of our option based strategy, we had dozens of positions throughout the fiscal year which we no longer hold.

Current Portfolio – As of fiscal year-end, our portfolio composition is under 50% outright equity holdings and above 50% in put or covered call positions. This weighting is tilted more conservatively than normal as we believe there are currently elevated risks to the markets. However, the portfolios composition will fluctuate over time as markets fluctuate and different positions become more attractive.

Dividend – We maintained our quarterly dividend of $.10. We hope to maintain a steady quarterly dividend of $0.10 per share, increasing over time, but there is no guarantee this will happen as we must have investment income or realized gains in order to meet our target distribution.

Final Remarks

“Every trend goes on forever, until it ends.” -John Neff

“If you stay rational yourself, the stupidity of the world helps you.” -Charles Munger

The last several years have seemed like a broken record as the market returns have largely been driven by Large Caps, Growth, and Technology, something we saw in the late 1990’s. While we don’t believe there is a bubble of that size, we do believe this trend will eventually end. We believe Small Caps and Value will once again experience a period of outperformance and we plan to be ready when it happens.

Thank you to all our shareholders for the faith and trust you have placed in us. We are blessed and honored to be a part of your portfolio and take the responsibility seriously. Also, we thank all the advisors who utilize our funds for their clients. We know the risk you take every time you make a recommendation and will work hard to make sure your clients have a great investment experience.

May God bless you greatly in the coming year!

Kind Regards,

Darren T. Munn, CFA

Chief Investment Officer

© 2019 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

(a)	Past performance is not indicative of future results. Specifically, there is no assurance that the Fund will achieve its investment objective or be profitable in the future. There can be no assurance that any investment discussed in this presentation will achieve results comparable to what is discussed herein, or avoid losses.

(b)	Unless otherwise specified, all performance results are as of September 30, 2019.

(c)	Certain portions of this presentation include information regarding the performance of various sectors, indices, or the economy in general. Such information is taken from various sources, and while believed to be reliable, is not necessarily independently verified by Camelot Portfolios LLC, and accordingly, such information should not be relied upon in making any investment decisions.

(d)	Russell 2000 Index is a market capitalization-weighted index designed to measure the performance of the small-cap segment of the U.S. equity market. S&P 500 Index is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance. You cannot invest directly in an index. Accordingly, performance results for investment indexes do not reflect the deduction of transaction and/or custodial charges or the deduction of an investment-management fee, the incurrence of which would have the effect of decreasing historical performance results.

(e)	Nothing in this communication should be in any way be interpreted as investment advice. Any person or entity considering an investment in a fund managed by Camelot Portfolios LLC should carefully review the prospectus relative to that fund, and consult with appropriate legal, tax and investment professionals. Any person in receipt of this communication should consult the same professionals before acting on any of the commentary presented herein, as this communication is not a substitute for personalized investment advice.

(f)	Certain statements in this presentation are based on information that is deemed valid as of the date of the presentation. Changes in circumstances, even minor ones, can materially alter the economic outlook, the outlook for a given investment or for an entire fund.

(g)	This communication presents specific information regarding specific investments made by one or more of the Camelot funds. These investments are presented for educational and demonstrative purposes only, and are not intended to represent the performance of any fund as a whole, or to be in any way indicative of the performance a Camelot fund should achieve in the future. There are many other investments made by each Camelot fund not presented here. For a full list of investments and returns related to any of the funds discussed herein, please contact Jennifer Rogers at Jennifer.rogers@camelotportfolios.com.

7232-NLD-10/17/2019    CF083

Camelot Premium Return Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2019

The Fund’s performance figures(1) for each of the periods ended September 30, 2019, compared to its benchmark:

	One Year Return	Three Year Return	Five Year Return	Since Inception(4)	Since Inception(5)
Class A	(2.99)%	4.94%	3.31%	6.23%	N/A
Class A with 5.75% load	(8.56)%	2.90%	2.10%	5.52%	N/A
Class I	(2.78)%	N/A	N/A	N/A	4.25%
S&P 500 Total Return Index(2)	4.25%	13.39%	10.84%	12.67%	13.14%
CBOE S&P BuyWrite Index(3)	(1.11)%	6.99%	5.92%	6.88%	6.63%

(1)	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Manager and the Fund have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding brokerage costs; borrowing and liquidity costs such as interest and dividends on securities sold short; taxes; underlying/acquired fund expenses; and extraordinary expenses) at 1.75% and 1.50% for Class A and Class I, respectively, through January 31, 2020. Class A shares are subject to a maximum sales charge of 1.00%. Each waiver or reimbursement by the Manager is subject to repayment by the Fund within the three years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver or reimbursement or at the time of recoupment. Without these waivers, the Fund’s total annual operating expenses would have been 2.36% and 2.11% for the Fund’s Class A and Class I shares, respectively, including interest, dividend expenses, and acquired fund fees, per the most recent prospectus. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-855-226-3863.

(2)	The “S&P 500 Total Return Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.

(3)	The CBOE S&P BuyWrite Index is a benchmark index designed to show the hypothetical performance of a portfolio that engages in a buy-write strategy using S&P 500 index call options.

(4)	Class A inception date is December 27, 2010.

(5)	Class I inception date is December 30, 2016.

Comparison of the Change in Value of a $10,000 Investment

Comparison of the Change in Value of a $100,000 Investment

Camelot Premium Return Fund
PORTFOLIO REVIEW (Unaudited) (Continued)
September 30, 2019

Top 10 Allocations	% of Net Assets
Pipelines	10.9%
Real Estate Investment Trusts	9.5%
Municipal Bonds	9.3%
Auto Manufacturers	8.9%
Closed-End Funds	8.0%
Retail	5.4%
Building Materials	5.2%
Banks	5.1%
Telecommunications	3.6%
Engineering & Construction	2.8%
Other/Cash & Equivalents	31.3%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Camelot Excalibur Small Cap Income Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2019

The Fund’s performance figures(1) for each of the periods ended September 30, 2019, compared to its benchmark:

	One Year Return	Three Year Return	Five Year Return	Since Inception(3)	Since Inception(4)
Class A	(4.68)%	5.24%	2.74%	1.53%	N/A
Class A with 5.75% load	(10.12)%	3.18%	1.53%	0.49%	N/A
Class I	(4.33)%	N/A	N/A	N/A	3.53%
Russell 2000 Total Return Index(2)	(8.89)%	8.23%	8.19%	6.25%	5.70%

(1)	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Manager and the Fund have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding brokerage costs; borrowing and liquidity costs such as interest and dividends on securities sold short; taxes; underlying/acquired fund expenses; and extraordinary expenses) at 1.75% and 1.50% for Class A and Class I, respectively, through January 31, 2020. Class A shares are subject to a maximum sales charge of 1.00%. Each waiver or reimbursement by the Manager is subject to repayment by the Fund within the three years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver or reimbursement or at the time of recoupment. Without these waivers, the Fund’s total annual operating expenses would have been 3.00% and 2.75% for the Fund’s Class A and Class I shares, respectively, including interest, dividend expenses, and acquired fund fees, per the most recent prospectus. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-855-226-3863.

(2)	The Russell 2000 Total Return Index measures the performance of the 2,000 smallest companies of the 3,000 largest U.S. companies based on total market capitalization.

(3)	Class A inception date is December 31, 2013.

(4)	Class I inception date is December 30, 2016.

Comparison of the Change in Value of a $10,000 Investment

Comparison of the Change in Value of a $100,000 Investment

Camelot Excalibur Small Cap Income Fund
PORTFOLIO REVIEW (Unaudited) (Continued)
September 30, 2019

Top 10 Allocations	% of Net Assets
Real Estate Investment Trusts	18.5%
Municipal Bonds	12.9%
Retail	12.2%
Closed-End Funds	5.5%
Pipelines	4.5%
Transportation	4.2%
Commercial Services	4.0%
Engineering & Construction	3.9%
Insurance	3.5%
Mining	3.4%
Other/Cash & Equivalents	27.4%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Camelot Premium Return Fund
SCHEDULE OF INVESTMENTS
September 30, 2019

Principal		Coupon Rate (%)	Maturity	Fair Value
	BONDS - 7.0%
	AGENCY COLLATERAL CMO - 1.4%
$1,988,450	Fannie Mae REMICS	3.0000	7/25/2042	$152,949
1,250,527	Fannie Mae REMICS	3.5000	3/25/2047	143,279
746,810	Fannie Mae REMICS	3.5000	8/25/2049	116,766
1,453,028	Fannie Mae REMICS	4.0000	7/25/2049	139,530
				552,524
	RETAIL - 4.6%
500,000	GameStop Corp. ^(a)	6.7500	3/15/2021	491,250
1,415,000	Men’s Wearhouse, Inc. (a)	7.0000	7/1/2022	1,393,775
				1,885,025
	TELECOMMUNICATIONS - 1.0%
360,000	Frontier Communications Corp.	6.8750	1/15/2025	162,000
500,000	Frontier Communications Corp.	10.5000	9/15/2022	233,125
				395,125
	TOTAL BONDS (Cost $3,139,856)			2,832,674

	MUNICIPAL BONDS - 9.3%
	PUERTO RICO - 8.5%
40,000	Commonwealth of Puerto Rico #	5.0000	7/1/2023	29,700
225,000	Commonwealth of Puerto Rico #	5.0000	7/1/2024	167,625
125,000	Commonwealth of Puerto Rico #	5.0000	7/1/2025	93,437
100,000	Commonwealth of Puerto Rico #	5.0000	7/1/2029	74,750
75,000	Commonwealth of Puerto Rico #	5.0000	7/1/2031	55,875
140,000	Commonwealth of Puerto Rico #	5.0000	7/1/2034	104,650
145,000	Commonwealth of Puerto Rico #	5.7500	7/1/2038	106,031
50,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority	4.9000	7/1/2020	49,975
50,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority	5.0000	7/1/2022	52,500
200,000	Puerto Rico Electric Power Authority #	3.7500	7/1/2022	155,500
70,000	Puerto Rico Electric Power Authority #	4.1000	10/24/2019	53,462
100,000	Puerto Rico Electric Power Authority #	4.2500	7/1/2021	79,250
110,000	Puerto Rico Electric Power Authority #	4.2500	7/1/2023	87,175
130,000	Puerto Rico Electric Power Authority #	4.7500	7/1/2026	103,350
220,000	Puerto Rico Electric Power Authority #	4.8000	7/1/2027	174,900
40,000	Puerto Rico Electric Power Authority #	5.0000	7/1/2020	32,000
25,000	Puerto Rico Electric Power Authority #	5.0000	7/1/2023	20,000
20,000	Puerto Rico Electric Power Authority #	5.0000	7/1/2024	16,000
165,000	Puerto Rico Electric Power Authority #	5.0000	7/1/2025	132,000
25,000	Puerto Rico Electric Power Authority #	5.0000	7/1/2026	25,022
30,000	Puerto Rico Electric Power Authority #	5.0000	7/1/2026	24,000
105,000	Puerto Rico Electric Power Authority #	5.0000	7/1/2027	84,000
80,000	Puerto Rico Electric Power Authority #	5.0000	7/1/2027	64,000
50,000	Puerto Rico Electric Power Authority #	5.0000	7/1/2028	40,000
85,000	Puerto Rico Electric Power Authority #	5.0000	7/1/2029	68,000
25,000	Puerto Rico Electric Power Authority #	5.0000	7/1/2037	20,000
50,000	Puerto Rico Electric Power Authority #	5.0500	7/1/2042	40,000
35,000	Puerto Rico Electric Power Authority #	5.2500	7/1/2021	28,087
50,000	Puerto Rico Electric Power Authority #	5.2500	7/1/2024	40,125
35,000	Puerto Rico Electric Power Authority #	5.2500	7/1/2025	28,087
65,000	Puerto Rico Electric Power Authority #	5.2500	7/1/2027	52,162
25,000	Puerto Rico Electric Power Authority #	5.2500	7/1/2027	20,063
55,000	Puerto Rico Electric Power Authority #	5.2500	7/1/2028	44,137
25,000	Puerto Rico Electric Power Authority #	5.2500	7/1/2033	20,063
50,000	Puerto Rico Electric Power Authority #	5.2500	7/1/2035	40,125
130,000	Puerto Rico Electric Power Authority #	5.2500	7/1/2040	104,325
50,000	Puerto Rico Electric Power Authority #	5.4000	7/1/2028	39,438
40,000	Puerto Rico Electric Power Authority #	5.5000	7/1/2021	32,150
485,000	Puerto Rico Highway & Transportation Authority	0.0000	7/1/2027	336,183
100,000	Puerto Rico Public Buildings Authority #	5.3750	7/1/2028	83,750
585,000	University of Puerto Rico	5.0000	6/1/2021	586,463
15,000	University of Puerto Rico	5.0000	6/1/2022	15,019
10,000	University of Puerto Rico	5.0000	6/1/2022	10,013
				3,433,392
	NEVADA - 0.8%
515,000	State of Nevada Department of Business & Industry	0.0000	1/1/2027	317,516

	TOTAL MUNICIPAL BONDS (Cost $3,465,646)			3,750,908

See accompanying notes to financial statements.

Camelot Premium Return Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2019

Shares		Fair Value
	CLOSED-END FUNDS - 8.0%
20,000	Aberdeen Asia-Pacific Income Fund, Inc.	$83,800
10,000	Altaba, Inc. (b)	194,800
17,134	Ares Dynamic Credit Allocation Fund, Inc.	255,297
20,000	Eaton Vance Limited Duration Income Fund	250,000
40,000	Eaton Vance Senior Income Trust (b)	244,800
27,463	First Trust High Income Long/Short Fund	416,339
35,000	Invesco Dynamic Credit Opportunities Fund	385,350
40,000	Invesco Senior Income Trust	168,000
27,125	Nuveen Real Asset Income and Growth Fund (b)	474,959
20,000	PGIM Global High Yield Fund, Inc. (b)	287,400
30,000	PGIM High Yield Bond Fund, Inc. (b)	448,500
	TOTAL CLOSED-END FUNDS (Cost $3,319,279)	3,209,245

	COMMON STOCKS - 57.0%
	APPAREL - 2.0%
45,000	Under Armour, Inc. - Cl. C *	815,850

	AUTO MANUFACTURERS - 8.9%
14,818	Fiat Chrysler Automobiles NV (a)	191,893
210,400	Ford Motor Co. (b)(c)	1,927,264
30,000	Renault SA	342,600
136,000	Tata Motors Ltd. *(a)(b)	1,141,040
		3,602,797
	BANKS - 5.1%
40,000	Barclays PLC - ADR (b)(c)	293,600
167,500	ING Groep NV - ADR (a)(b)	1,750,375
		2,043,975
	BIOTECHNOLOGY - 1.7%
3,000	Biogen, Inc. *(d)	698,460

	BUILDING MATERIALS - 5.2%
537,636	Cemex SAB de CV - ADR (a)(b)(c)	2,107,533

	BUSINESS DEVELOPMENT COMPANIES - 1.2%
25,000	Ares Capital Corp. (b)(c)	465,875

	COMMERCIAL SERVICES - 2.1%
5,000	Macquarie Infrastructure Corp.	197,350
7,500	ManpowerGroup, Inc. (b)(c)	631,800
		829,150
	DISTRIBUTION/WHOLESALE - 0.4%
5,000	Triton International Ltd. (b)	169,200

	DIVERSIFIED FINANCIAL SERVICES - 1.5%
6,900	Capital One Financial Corp. (b)(c)(d)	627,762

	ELECTRONICS - 0.5%
20,000	Flex Ltd. *(c)	209,300

	ENGINEERING & CONSTRUCTION - 2.8%
60,000	Fluor Corp.	1,147,800

	FOOD - 0.1%
400	Beyond Meat, Inc. *(c)(d)	59,448

	HEALTHCARE - SERVICES - 2.8%
20,000	DaVita, Inc. *	1,141,400

	HOME BUILDERS - 1.4%
700	PulteGroup, Inc.	25,585
5,000	Thor Industries, Inc. (a)	283,200
6,000	Toll Brothers, Inc. (a)(d)	246,300
		555,085
	HOUSEWARES - 1.9%
40,100	Newell Brands, Inc.	750,672

See accompanying notes to financial statements.

Camelot Premium Return Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2019

Shares		Fair Value
	COMMON STOCKS - 57.0% (Continued)
	INSURANCE - 2.8%
20,000	American International Group, Inc. (a)(c)(d)	$1,114,000

	INTERNET - 2.7%
8,100	Expedia Group, Inc. (b)(c)(d)	1,088,721

	LEISURE TIME - 2.0%
9,100	Polaris Industries, Inc. (b)(c)(d)	800,891

	MACHINERY - CONSTRUCTION & MINING - 0.9%
5,000	Oshkosh Corp. (b)(c)	379,000

	OIL & GAS - 2.6%
11,428	Obsidian Energy Ltd. *	9,542
20,000	TC Energy Corp. *(b)	1,035,800
		1,045,342
	PHARMACEUTICALS - 0.8%
5,000	CVS Health Corp. (d)	315,350

	PIPELINES - 1.7%
20,000	Enbridge, Inc. (b)(c)	701,600

	REAL ESTATE - 1.7%
5,000	Jones Lang LaSalle, Inc. (c)	695,300

	RETAIL - 0.8%
60,000	GameStop Corp. (b)	331,200

	TELECOMMUNICATIONS - 2.6%
38,300	America Movil SAB de CV (a)(c)	569,138
10,000	Millicom International Cellular SA (a)	486,700
		1,055,838
	TEXTILES - 0.8%
2,500	Mohawk Industries, Inc. *	310,175

	TOTAL COMMON STOCKS (Cost $30,126,478)	23,061,724

	REAL ESTATE INVESTMENT TRUSTS (REITs) - 8.4%
20,000	AGNC Investment Corp. (b)	321,800
29,775	Office Properties Income Trust	912,306
20,000	Sabra Health Care REIT, Inc. (b)(d)	459,200
47,136	Two Harbors Investment Corp. (a)(b)	618,896
40,000	VEREIT, Inc.	391,200
169,400	Washington Prime Group, Inc. (a)(b)	701,316
	TOTAL REAL ESTATE INVESTMENT TRUSTS (REITs) (Cost $5,264,725)	3,404,718

	LIMITED PARTNERSHIPS - 7.9%
	PIPELINES - 7.2%
155,363	Energy Transfer Equity LP (b)(d)	2,032,148
30,000	Enterprise Products Partners LP (b)(c)	857,400
		2,889,548
	REAL ESTATE - 0.7%
15,000	Brookfield Property Partners LP (c)	304,500

	TOTAL LIMITED PARTNERSHIPS (Cost $4,569,284)	3,194,048

See accompanying notes to financial statements.

Camelot Premium Return Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2019

Shares		Coupon Rate (%)	Maturity	Fair Value
	PREFERRED STOCKS - 5.7%
	ELECTRIC - 1.6%
5,000	Pacific Gas & Electric Co. *	4.3600	Perpetual	$101,250
6,000	Pacific Gas & Electric Co. *	4.5000	Perpetual	111,060
2,000	Pacific Gas & Electric Co. *	4.8000	Perpetual	41,000
16,000	Pacific Gas & Electric Co. *	5.0000	Perpetual	338,000
3,000	Pacific Gas & Electric Co. *	5.5000	Perpetual	69,300
				660,610
	PIPELINES - 2.0%
1,000	DCP Midstream LP, Quarterly US LIBOR +4.88% ****	7.9500	Perpetual	24,170
5,000	Enbridge, Inc., Canada Government 5 Year Bond +2.51% ****	4.6890	Perpetual	60,159
15,000	Energy Transfer Partners LP, Quarterly US LIBOR +4.74% ****	7.6250	Perpetual	370,500
15,000	NuStar Energy LP, Quarterly US LIBOR +6.88% ****	9.0000	Perpetual	364,200
				819,029
	REAL ESTATE INVESTMENT TRUSTS (REITs) - 1.1%
1,262	Ashford Hospitality Trust, Inc.	8.4500	Perpetual	30,930
16,350	Two Harbors Investment Corp.	7.7500	Perpetual	413,819
				444,749
	TRANSPORTATION - 1.0%
15,000	Seaspan Corp.	8.2500	Perpetual	382,800

	TOTAL PREFERRED STOCKS (Cost $2,221,534)			2,307,188

Shares
	SHORT-TERM INVESTMENTS - 16.3%
	INVESTMENT PURCHASED AS SECURITIES LENDING COLLATERAL - 16.3%
6,607,316	Mount Vernon Liquid Assets Portfolio, LLC, 2.13% **(e)			6,607,316
	TOTAL SHORT-TERM INVESTMENTS (Cost $6,607,316)			6,607,316

	TOTAL INVESTMENTS IN LONG SECURITIES - 119.6% (Cost $58,714,118)			$48,367,821
	TOTAL CALL OPTIONS WRITTEN - (3.8)% (Premiums Received $2,316,348)			(1,519,395)
	TOTAL PUT OPTIONS WRITTEN - (2.2)% (Premiums Received $1,119,616)			(899,563)
	TOTAL SECURITIES SOLD SHORT - (9.2)% (Proceeds $4,169,012)			(3,723,410)
	LIABILITIES IN EXCESS OF OTHER ASSETS - (4.4)%			(1,793,218)
	TOTAL NET ASSETS - 100.0%			$40,432,235

			Notional Value at
			September 30,
Contracts***		Counterparty	2019	Fair Value
	SCHEDULE OF CALL OPTIONS WRITTEN - (3.8)% *
350	America Movil SAB de CV
	Expiration February 2020, Exercise Price $15.00	Interactive Brokers	$525,000	$33,250
200	American International Group, Inc.
	Expiration January 2020, Exercise Price $55.00	Interactive Brokers	1,100,000	66,000
200	American International Group, Inc.
	Expiration January 2020, Exercise Price $60.00	Interactive Brokers	1,200,000	24,600
250	Ares Capital Corp.
	Expiration January 2020, Exercise Price $19.00	Interactive Brokers	475,000	9,500
400	Barclays PLC
	Expiration January 2020, Exercise Price $7.00	Interactive Brokers	280,000	31,000
35	Beyond Meat, Inc.
	Expiration November 2019, Exercise Price $145.00	Interactive Brokers	507,500	26,250
49	Beyond Meat, Inc.
	Expiration December 2019, Exercise Price $140.00	Interactive Brokers	686,000	51,450
10	Beyond Meat, Inc.
	Expiration January 2020, Exercise Price $135.00	Interactive Brokers	135,000	14,590
50	Beyond Meat, Inc.
	Expiration January 2020, Exercise Price $145.00	Interactive Brokers	725,000	39,000
50	Beyond Meat, Inc.
	Expiration January 2021, Exercise Price $140.00	Interactive Brokers	700,000	87,500
45	Beyond Meat, Inc.
	Expiration January 2021, Exercise Price $170.00	Interactive Brokers	765,000	45,000
100	Boston Scientific Corp.
	Expiration January 2020, Exercise Price $37.00	Interactive Brokers	370,000	51,000

See accompanying notes to financial statements.

Camelot Premium Return Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2019

			Notional Value at
			September 30,
Contracts***		Counterparty	2019	Fair Value
	SCHEDULE OF CALL OPTIONS WRITTEN - (3.8)% * (Continued)
150	Brookfield Property Partners LP
	Expiration January 2020, Exercise Price $20.00	Interactive Brokers	$300,000	$15,000
69	Capital One Financial Corp.
	Expiration January 2020, Exercise Price $92.50	Interactive Brokers	638,250	29,498
600	Cemex SAB de CV - ADR
	Expiration January 2020, Exercise Price $4.00	Interactive Brokers	240,000	18,600
200	Enbridge, Inc.
	Expiration January 2020, Exercise Price $35.00	Interactive Brokers	700,000	25,600
300	Enterprise Products Partners LP
	Expiration January 2020, Exercise Price $29.00	Interactive Brokers	870,000	25,500
81	Expedia Group, Inc.
	Expiration January 2020, Exercise Price $130.00	Interactive Brokers	1,053,000	85,050
200	Flex Ltd.
	Expiration October 2019, Exercise Price $11.00	Interactive Brokers	220,000	2,600
600	Ford Motor Co.
	Expiration January 2020, Exercise Price $9.00	Interactive Brokers	540,000	34,800
100	Invesco QQQ Trust, Series 1
	Expiration December 2019, Exercise Price $189.00	Interactive Brokers	1,890,000	71,500
400	Invesco QQQ Trust, Series 1
	Expiration January 2020, Exercise Price $188.00	Interactive Brokers	7,520,000	354,000
100	Invesco QQQ Trust, Series 1
	Expiration January 2020, Exercise Price $195.00	Interactive Brokers	1,950,000	49,600
300	iShares Russell 2000 ETF
	Expiration January 2020, Exercise Price $150.00	Interactive Brokers	4,500,000	222,300
50	Jones Lang LaSalle, Inc.
	Expiration December 2019, Exercise Price $160.00	Interactive Brokers	800,000	11,000
75	ManpowerGroup, Inc.
	Expiration December 2019, Exercise Price $95.00	Interactive Brokers	712,500	7,312
50	Oshkosh Corp.
	Expiration October 2019, Exercise Price $85.00	Interactive Brokers	425,000	750
50	Polaris Industries, Inc.
	Expiration January 2020, Exercise Price $105.00	Interactive Brokers	525,000	10,000
15	Tesla, Inc.
	Expiration October 2019, Exercise Price $250.00	Interactive Brokers	375,000	8,295
15	Tesla, Inc.
	Expiration December 2019, Exercise Price $260.00	Interactive Brokers	390,000	21,300
15	Tesla, Inc.
	Expiration January 2021, Exercise Price $300.00	Interactive Brokers	450,000	47,550
	TOTAL CALL OPTIONS WRITTEN - (Premiums Received $2,316,348)			$1,519,395

	SCHEDULE OF PUT OPTIONS WRITTEN - (2.2)% *
100	American International Group, Inc.
	Expiration January 2020, Exercise Price $50.00	Interactive Brokers	$500,000	$11,050
50	Beyond Meat, Inc.
	Expiration January 2020, Exercise Price $140.00	Interactive Brokers	700,000	252,500
30	Biogen ,Inc.
	Expiration January 2020, Exercise Price $230.00	Interactive Brokers	690,000	38,400
50	Capital One Financial Corp.
	Expiration December 2019, Exercise Price $95.00	Interactive Brokers	475,000	32,150
50	Capital One Financial Corp.
	Expiration December 2019, Exercise Price $97.50	Interactive Brokers	487,500	41,200
100	Cardinal Health, Inc.
	Expiration December 2019, Exercise Price $42.50	Interactive Brokers	425,000	12,000
50	Citigroup, Inc.
	Expiration December 2019, Exercise Price $72.50	Interactive Brokers	362,500	26,500
100	CVS Health Corp.
	Expiration January 2020, Exercise Price $75.00	Interactive Brokers	750,000	123,700
10	Energy Transfer LP
	Expiration October 2019 Exercise Price $16.00	Interactive Brokers	16,000	2,920
50	Expedia Group, Inc.
	Expiration November 2019, Exercise Price $125.00	Interactive Brokers	625,000	11,750
25	Intel Corp.
	Expiration January 2020, Exercise Price $50.00	Interactive Brokers	125,000	5,950

See accompanying notes to financial statements.

Camelot Premium Return Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2019

			Notional Value at
			September 30,
Contracts***		Counterparty	2019	Fair Value
	SCHEDULE OF PUT OPTIONS WRITTEN - (2.2)% * (Continued)
150	iPath Series B S&P 500
	Expiration October 2019, Exercise Price $24.00	Interactive Brokers	$360,000	$26,850
250	iPath Series B S&P 500
	Expiration November 2019, Exercise Price $23.00	Interactive Brokers	575,000	52,500
60	iPath Series B S&P 500
	Expiration December 2019, Exercise Price $23.00	Interactive Brokers	138,000	17,280
25	Laboratory Corporation of America
	Expiration November 2019, Exercise Price $160.00	Interactive Brokers	400,000	6,938
100	Marathon Petroleum Corp .
	Expiration January 2020, Exercise Price $65.00	Interactive Brokers	650,000	76,000
100	Owens Corning
	Expiration November 2019, Exercise Price $52.50	Interactive Brokers	525,000	4,750
25	Polaris Industries, Inc.
	Expiration December 2019, Exercise Price $100.00	Interactive Brokers	250,000	36,500
50	Polaris Industries, Inc.
	Expiration December 2019, Exercise Price $105.00	Interactive Brokers	525,000	93,000
190	Sabra Health Care REIT, Inc.
	Expiration October 2019, Exercise Price $20.00	Interactive Brokers	380,000	1,425
50	salesforce.com, Inc.
	Expiration November 2019, Exercise Price $140.00	Interactive Brokers	700,000	12,700
150	Toll Brothers, Inc.
	Expiration December 2019, Exercise Price $37.00	Interactive Brokers	555,000	13,500
	TOTAL PUT OPTIONS WRITTEN - (Premiums Received $1,119,616)			$899,563

Shares
	SECURITIES SOLD SHORT - (9.2)%
	COMMON STOCKS - (4.4)%
2,000	Danaher Corp.			$288,860
2,500	Home Depot, Inc.			580,050
45,000	Under Armour, Inc. *			897,300
				1,766,210
	CLOSED-END FUND - (1.0)%
30,000	Stone Harbor Emerging Markets Income Fund			393,300

	EXCHANGE TRADED FUNDS - (2.7)%
2,500	SPDR Gold Shares *			347,175
2,500	SPDR S&P 500 ETF Trust			741,925
				1,089,100
	EXCHANGE TRADED NOTE - (1.1)%
20,000	iPATH S&P 500 VIX Short-Term Futures ETN *			474,800

	TOTAL SECURITIES SOLD SHORT (Proceeds $4,169,012)			$3,723,410

ADR - American Depositary Receipt

ETN - Exchange Traded Note

LLC - Limited Liability Company

LP - Limited Partnership

PLC - Public Limited Company

REIT - Real Estate Investment Trust

VIX - S&P 500 Volatility Index

****	Variable Rate as of September 30, 2019.

^	144A Security - Security exempt from registration under Rule 144A of the Securities Act of 1933. The 144A securities represent 1.21% of total net assets. The securities may be resold in transactions exempt from registration typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

#	Security in default.

*	Non-Income producing security.

**	Interest rate reflects seven-day effective yield on September 30, 2019.

***	One contract is equivalent to 100 shares of common stock.

(a)	All or a portion of the security is out on loan at September 30, 2019. Total loaned securities had a market value of $6,441,250 at September 30, 2019.

(b)	All or a portion of the security is segregated as collateral for call options written.

(c)	Subject to call options written.

(d)	Subject to put options written.

(e)	All or a portion of the security is segregated as collateral for securities on loan at September 30, 2019. Total collateral had a market value of $6,607,316 at September 30, 2019.

See accompanying notes to financial statements.

Camelot Excalibur Small Cap Income Fund
SCHEDULE OF INVESTMENTS
September 30, 2019

Principal		Coupon Rate (%)	Maturity	Fair Value
	BONDS - 8.6%
	RETAIL - 7.2%
$200,000	GameStop Corp. ^	6.7500	3/15/2021	$196,500
524,000	Men’s Wearhouse, Inc.	7.0000	7/1/2022	516,140
				712,640
	TELECOMMUNICATIONS - 1.4%
300,000	Frontier Communications Corp.	10.5000	9/15/2022	139,875

	TOTAL BONDS (Cost $903,510)			852,515

	MUNICIPAL BONDS - 12.9%
	PUERTO RICO - 12.9%
320,000	Commonwealth of Puerto Rico #	4.7500	7/1/2020	225,600
50,000	Commonwealth of Puerto Rico #	5.7500	7/1/2023	37,438
150,000	Commonwealth of Puerto Rico #	5.0000	7/1/2035	112,125
25,000	Puerto Rico Electric Power Authority #	5.0000	10/24/2019	19,469
25,000	Puerto Rico Electric Power Authority #	4.2500	7/1/2020	19,812
25,000	Puerto Rico Electric Power Authority #	4.5000	7/1/2023	19,875
30,000	Puerto Rico Electric Power Authority #	4.5000	7/1/2023	23,850
110,000	Puerto Rico Electric Power Authority #	4.7500	7/1/2026	87,450
30,000	Puerto Rico Electric Power Authority #	4.8750	7/1/2027	23,850
30,000	Puerto Rico Electric Power Authority #	5.0000	7/1/2027	24,000
45,000	Puerto Rico Electric Power Authority #	4.8000	7/1/2029	35,662
20,000	Puerto Rico Electric Power Authority #	4.6250	7/1/2030	15,850
35,000	Puerto Rico Electric Power Authority #	5.0500	7/1/2042	28,000
140,000	Puerto Rico Public Buildings Authority #	5.7500	7/1/2022	119,700
85,000	Puerto Rico Public Buildings Authority #	5.5000	7/1/2023	71,613
45,000	Puerto Rico Public Buildings Authority #	5.1250	7/1/2025	37,631
115,000	Puerto Rico Public Buildings Authority #	5.1250	7/1/2026	96,169
270,000	University of Puerto Rico	5.0000	6/1/2021	270,675
	TOTAL MUNICIPAL BONDS (Cost $1,062,436)			1,268,769

Shares
	CLOSED-END FUNDS - 5.5%
15,000	Ares Dynamic Credit Allocation Fund, Inc. (a)			223,500
35,000	Morgan Stanley Emerging Markets Debt Fund, Inc.			321,650
	TOTAL CLOSED-END FUNDS (Cost $528,397)			545,150

	COMMON STOCKS - 42.0%
	AGRICULTURE - 0.6%
2,500	Andersons, Inc.			56,075

	AIRLINES - 1.5%
1,000	Allegiant Travel Co. (a)(b)			149,660

	AUTO MANUFACTURERS - 1.0%
7,000	Wabash National Corp. (b)(c)			101,570

	AUTO PARTS & EQUIPMENT - 1.1%
12,600	American Axle & Manufacturing Holdings, Inc. *			103,572

	BUSINESS DEVELOPMENT COMPANIES - 1.9%
3,333	Apollo Investment Corp.			53,628
20,000	Prospect Capital Corp.			131,800
				185,428
	CHEMICALS - 1.9%
10,000	Olin Corp.			187,200

	COMMERCIAL SERVICES - 4.0%
40,000	Textainer Group Holdings Ltd. *(a)(b)			396,400

	COSMETICS/PERSONAL CARE - 0.3%
14,500	Veru, Inc. *			31,320

	DISTRIBUTION/WHOLESALE - 1.7%
5,000	Triton International Ltd. (a)(b)			169,200

See accompanying notes to financial statements.

Camelot Excalibur Small Cap Income Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2019

Shares		Fair Value
	COMMON STOCKS - 42.0% (Continued)
	DIVERSIFIED FINANCIAL SERVICES - 2.4%
5,000	Ares Management Corp. (a)(b)	$134,050
2,000	Deluxe Corp. (b)	98,320
		232,370
	ELECTRONICS - 0.9%
12,500	Celestica, Inc. *	89,625

	ENERGY-ALTERNATE SOURCES - 0.8%
7,000	FutureFuel Corp.	83,580

	ENGINEERING & CONSTRUCTION - 3.9%
19,900	Fluor Corp. (c)	380,687

	HEALTHCARE-SERVICES - 0.8%
10,000	Brookdale Senior Living, Inc. *(a)(b)(c)	75,800

	HOUSEWARES - 1.6%
9,700	Tupperware Brands Corp. (a)	153,939

	LEISURE TIME - 0.5%
5,000	Camping World Holdings, Inc. (a)	44,500

	MEDIA - 0.4%
27,000	Salem Media Group, Inc.	41,310

	MINING - 3.4%
6,000	Compass Minerals International, Inc. (a)	338,940

	MISCELLANEOUS MANUFACTURING - 2.1%
5,000	Sturm Ruger & Co., Inc. (a)(b)	208,800

	OIL & GAS - 0.9%
1,950	CVR Energy, Inc. (a)(b)	85,858
1,429	Obsidian Energy Ltd. *	1,193
		87,051
	REAL ESTATE - 1.7%
39,900	Xinyuan Real Estate Co. Ltd. - ADR (c)	161,994

	RETAIL - 5.0%
5,000	Big Lots, Inc.	122,500
5,000	Buckle, Inc. (b)	103,000
3,000	Cheesecake Factory, Inc. (a)(b)(c)	125,040
100	Cracker Barrel Old Country Store, Inc.	16,265
10,000	GameStop Corp.	55,200
25,000	Office Depot, Inc.	43,875
10,000	Tile Shop Holdings, Inc.	31,900
		497,780
	SEMICONDUCTORS - 3.1%
10,000	Rambus, Inc. *(b)	131,250
5,000	Silicon Motion Technology Corp. (a)(b)	176,750
		308,000
	TRANSPORTATION - 0.5%
1,300	Matson, Inc.	48,763

	TOTAL COMMON STOCKS (Cost $5,622,852)	4,133,564

	REAL ESTATE INVESTMENT TRUSTS (REITs) - 11.1%
10,000	Ashford Hospitality Trust, Inc.	33,100
12,500	CoreCivic, Inc. (a)	216,000
5,500	Great Ajax Corp.	85,250
6,250	Office Properties Income Trust (a)	191,500
24,360	Two Harbors Investment Corp. (a)	319,847
60,000	Washington Prime Group, Inc. (a)	248,400
	TOTAL REAL ESTATE INVESTMENT TRUSTS (REITs) (Cost $1,780,899)	1,094,097

See accompanying notes to financial statements.

Camelot Excalibur Small Cap Income Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2019

Shares				Fair Value
	LIMITED PARTNERSHIPS - 6.4%
	INVESTMENT COMPANIES - 2.5%
12,500	Compass Diversified Holdings (a)(b)			$246,375

	OIL & GAS SERVICES - 0.5%
15,000	CSI Compressco LP			44,400

	PIPELINES - 2.4%
5,000	Holly Energy Partners LP			126,350
12,500	Martin Midstream Partners LP (a)			56,750
2,000	NuStar Energy LP			56,640
				239,740
	REAL ESTATE - 1.0%
5,000	Brookfield Property Partners LP			101,500

	TOTAL LIMITED PARTNERSHIPS (Cost $1,284,677)			632,015

		Coupon Rate (%)	Maturity
	PREFERRED STOCKS - 17.5%
	INSURANCE - 3.5%
5,000	Maiden Holdings Ltd.	6.6250	6/14/2046	89,250
5,000	Maiden Holdings Ltd.	6.7000	Perpetual	34,600
10,000	Maiden Holdings Ltd.	7.7500	12/1/2043	219,000
				342,850
	INVESTMENT COMPANIES - 0.8%
3,000	Prospect Capital Corp. (a)	6.2500	6/15/2024	75,900

	PIPELINES - 2.1%
10,000	NuStar Energy LP, Quarterly US LIBOR +5.64% **	7.6250	Perpetual	211,000

	REAL ESTATE INVESTMENT TRUSTS (REITs) - 7.4%
3,600	Invesco Mortgage Capital, Inc.	7.7500	Perpetual	94,392
5,000	Pennsylvania Real Estate Investment Trust	7.2000	Perpetual	96,050
3,573	Pennsylvania Real Estate Investment Trust	7.3750	Perpetual	73,961
5,000	Two Harbors Investment Corp.	7.5000	Perpetual	127,650
5,000	Two Harbors Investment Corp.	7.7500	Perpetual	126,550
5,000	Washington Prime Group, Inc.	6.8750	Perpetual	101,750
5,000	Washington Prime Group, Inc.	7.5000	Perpetual	109,900
				730,253
	TRANSPORTATION - 3.7%
4,000	Costamare, Inc.	8.8750	Perpetual	103,801
5,000	Seaspan Corp.	7.9500	Perpetual	127,600
5,000	Seaspan Corp.	8.2500	Perpetual	127,600
				359,001
	TOTAL PREFERRED STOCKS (Cost $1,716,680)			1,719,004

	TOTAL INVESTMENTS IN LONG SECURITIES - 104.0% (Cost $12,899,451)			$10,245,114
	TOTAL CALL OPTIONS WRITTEN - (5.2)% (Premiums Received $504,198)			(509,903)
	TOTAL PUT OPTIONS WRITTEN - (0.7)% (Premiums Received $117,302)			(74,800)
	TOTAL SECURITIES SOLD SHORT - (4.7)% (Proceeds $610,896)			(460,308)
	OTHER ASSETS IN EXCESS OF LIABILITIES - 6.6%			649,210
	TOTAL NET ASSETS - 100.0%			$9,849,313

See accompanying notes to financial statements.

Camelot Excalibur Small Cap Income Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2019

			Notional Value at
			September 30,
Contracts***		Counterparty	2019	Fair Value
	SCHEDULE OF CALL OPTIONS WRITTEN - (5.2)% *
10	Allegiant Travel Co.
	Expiration January 2020, Exercise Price $140.00	Interactive Brokers	$140,000	$14,150
3	Ares Commercial Real Estate Co.
	Expiration November 2019, Exercise Price $15.00	Interactive Brokers	4,500	158
50	Ares Management Corp.
	Expiration December 2019, Exercise Price $30.00	Interactive Brokers	150,000	2,700
100	Brookdale Senior Living, Inc.
	Expiration October 2019, Exercise Price $9.00	Interactive Brokers	90,000	750
50	Buckle, Inc.
	Expiration December 2019, Exercise Price $17.50	Interactive Brokers	87,500	16,000
30	Cheesecake Factory, Inc.
	Expiration October 2019, Exercise Price $50.00	Interactive Brokers	150,000	150
125	Compass Diversified Holdings
	Expiration November 2019, Exercise Price $20.00	Interactive Brokers	250,000	6,250
60	Compass Minerals International
	Expiration December 2019, Exercise Price $55.00	Interactive Brokers	330,000	24,300
20	CVR Energy, Inc.
	Expiration March 2020, Exercise Price $45.00	Interactive Brokers	90,000	7,000
20	Deluxe Corp.
	Expiration January 2020, Exercise Price $45.00	Interactive Brokers	90,000	10,600
100	Invesco QQQ Trust, Series 1
	Expiration December 2020, Exercise Price $189.00	Interactive Brokers	1,890,000	71,500
70	iShares Russell 2000 ETF
	Expiration December 2019, Exercise Price $150.00	Interactive Brokers	1,050,000	45,920
250	iShares Russell 2000 ETF
	Expiration January 2020, Exercise Price $150.00	Interactive Brokers	3,750,000	185,250
25	LGI Homes, Inc.
	Expiration November 2019, Exercise Price $70.00	Interactive Brokers	175,000	37,250
100	Rambus, Inc.
	Expiration January 2020, Exercise Price $11.00	Interactive Brokers	110,000	24,800
50	Silicon Motion Technology Corp.
	Expiration March 2020, Exercise Price $35.00	Interactive Brokers	175,000	19,500
50	Sturm Ruger & Co., Inc.
	Expiration October 2019, Exercise Price $55.00	Interactive Brokers	275,000	125
200	Textainer Group Holdings Ltd.
	Expiration February 2020, Exercise Price $10.00	Interactive Brokers	200,000	27,500
50	Triton International Ltd.
	Expiration January 2020, Exercise Price $35.00	Interactive Brokers	175,000	8,650
70	Wabash National Corp.
	Expiration January 2020, Exercise Price $15.00	Interactive Brokers	105,000	7,350
	TOTAL CALL OPTIONS WRITTEN - (Premiums Received $504,198)			$509,903

	SCHEDULE OF PUT OPTIONS WRITTEN - (0.7)% *
100	Brookdale Senior Living, Inc.
	Expiration October 2019, Exercise Price $7.00	Interactive Brokers	70,000	1,000
50	Brookdale Senior Living, Inc.
	Expiration October 2019, Exercise Price $8.00	Interactive Brokers	40,000	2,625
30	Cheesecake Factory, Inc.
	Expiration October 2019, Exercise Price $45.00	Interactive Brokers	135,000	10,200
1	Fluor Corp.
	Expiration October 2019, Exercise Price $37.50	Interactive Brokers	3,750	1,925
100	iPath Series B S&P 500
	Expiration October 2019, Exercise Price $24.00	Interactive Brokers	240,000	17,900
100	iPath Series B S&P 500
	Expiration November 2019, Exercise Price $23.00	Interactive Brokers	230,000	21,000
50	MEDNAX, Inc.
	Expiration November 2019, Exercise Price $22.50	Interactive Brokers	112,500	7,000
100	Signet Jewelers Ltd.
	Expiration October 2019, Exercise Price $15.00	Interactive Brokers	150,000	3,500

See accompanying notes to financial statements.

Camelot Excalibur Small Cap Income Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2019

			Notional Value at
			September 30,
Contracts***		Counterparty	2019	Fair Value
	SCHEDULE OF PUT OPTIONS WRITTEN - (0.7)% (Continued)
30	Wabash National Corp.
	Expiration October 2019, Exercise Price $12.50	Interactive Brokers	$37,500	$150
100	Xinyuan Real Estate Co. Ltd.
	Expiration October 2019, Exercise Price $5.00	Interactive Brokers	50,000	9,500
	TOTAL PUT OPTIONS WRITTEN - (Premiums Received $117,302)			$74,800

Shares
	SECURITIES SOLD SHORT - (4.7)%
	COMMON STOCK - (0.0)%
100	Ampco-Pittsburgh Corp. *			$368

	CLOSED-END FUND - (2.0)%
15,000	Stone Harbor Emerging Markets Income Fund			196,650

	EXCHANGE TRADED NOTE - (2.4)%
10,000	iPATH S&P 500 VIX Short-Term Futures ETN *			237,400

	REAL ESTATE INVESTMENT TRUST (REIT) - (0.3)%
1,700	Ares Commercial Real Estate Corp.			25,890

	TOTAL SECURITIES SOLD SHORT (Proceeds $610,896)			$460,308

ADR - American Depositary Receipt

LP - Limited Partnership

ETN - Exchange Traded Note

REIT - Real Estate Investment Trust

VIX - S&P 500 Volatility Index

^	144A Security - Security exempt from registration under Rule 144A of the Securities Act of 1933. The 144A securities represent 2.00% of total net assets. The securities may be resold in transactions exempt from registration typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

#	Security in default.

*	Non-Income producing security

**	Variable Rate as of September 30, 2019.

***	One contract is equivalent to 100 shares of common stock.

(a)	All or a portion of the security is segregated as collateral for call options written.

(b)	Subject to call options written.

(c)	Subject to put options written.

See accompanying notes to financial statements.

Camelot Funds
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2019

	Camelot Premium	Camelot Excalibur
	Return Fund	Small Cap Income Fund
ASSETS
Investment securities:
At cost	$58,714,118	$12,899,451
At value (including collateral for loaned securities)	$48,367,821	$10,245,114
Cash and cash equivalents	760,873	284,177
Deposit with Brokers for options	4,434,315	320,986
Dividends and interest receivable	131,020	54,927
Receivable for Fund shares sold	11,339	5,160
Receivable for securities sold	10,000	—
Receivable due from Manager	—	5
Prepaid expenses and other assets	16,307	16,107
TOTAL ASSETS	53,731,675	10,926,476

LIABILITIES
Options written, at value (Premiums received $3,435,964, $621,500)	2,418,958	584,703
Securities sold short (Proceeds $4,169,012, $610,896)	3,723,410	460,308
Investment management fees payable	37,350	—
Foreign currency overdraft	58,586	—
Payable upon return of securities loaned	6,607,316	—
Securities purchased payable	237,644	—
Distribution (12b-1) fees payable	2,180	494
Payable for Fund shares repurchased	43,863	9,943
Payable to related parties	13,105	4,247
Dividends on securities sold short payable	3,799	561
Broker fees for options	148,604	13,235
Accrued expenses and other liabilities	4,625	3,672
TOTAL LIABILITIES	13,299,440	1,077,163
NET ASSETS	$40,432,235	$9,849,313

Composition of Net Assets:
Paid in capital	$48,475,684	$11,953,390
Accumulated losses	(8,043,449)	(2,104,077)
NET ASSETS	$40,432,235	$9,849,313

Net Asset Value Per Share:
Class A Shares:
Net Assets	$1,994,590	$271,786
Shares of beneficial interest outstanding (a)	217,303	34,483
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (b)	$9.18	$7.88
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%)	$9.74	$8.36

Class I Shares:
Net Assets	$38,437,645	$9,577,527
Shares of beneficial interest outstanding (a)	4,186,638	1,223,896
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.18	$7.83

(a)	Unlimited number of shares of beneficial interest authorized, no par value.

(b)	Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed less than 18 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

See accompanying notes to financial statements.

Camelot Funds
STATEMENTS OF OPERATIONS
For the Year Ended September 30, 2019

	Camelot Premium	Camelot Excalibur
	Return Fund	Small Cap Income Fund

INVESTMENT INCOME
Dividends (net of withholding taxes of $41,496 and $521, respectively)	$1,988,666	$611,874
Interest	502,861	134,872
Securities lending income - net	45,573	2,626
TOTAL INVESTMENT INCOME	2,537,100	749,372

EXPENSES
Investment management fees	451,751	106,916
Distribution (12b-1) fees:
Class A	8,295	846
Class C	2,306	—
Broker fees	641,388	38,650
Interest expense	435,178	63,760
Administration fees	109,338	36,186
Dividends on securities sold short	61,469	35,246
Management service fees	48,697	15,343
Registration fees	47,793	47,740
Shareholder service fees	28,210	8,036
Extraordinary expenses	14,464	—
Compliance officer fees	13,491	12,623
Audit fees	12,750	12,750
Legal Fees	12,635	9,786
Trustees fees and expenses	11,189	11,184
Printing and postage expenses	11,140	3,127
Custodian fees	8,552	5,034
Insurance expense	1,723	733
Other expenses	2,104	1,786
TOTAL EXPENSES	1,922,473	409,746

Less: Fees waived by the Manager	(79,292)	(110,417)
NET EXPENSES	1,843,181	299,329

NET INVESTMENT INCOME	693,919	450,043

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(1,655,193)	(578,771)
Options written	3,685,111	586,278
Foreign currency transactions	450	4
Securities sold short	(5,195)	165,916
Net realized gain	2,025,173	173,427
Net change in unrealized appreciation (depreciation) on:
Investments	(5,094,906)	(1,072,429)
Options written	872,056	27,307
Foreign currency translations	(406)	—
Securities sold short	(80,255)	7,728
Net change in unrealized depreciation	(4,303,511)	(1,037,394)

NET REALIZED AND UNREALIZED LOSS	(2,278,338)	(863,967)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,584,419)	$(413,924)

See accompanying notes to financial statements.

Camelot Premium Return Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	September 30, 2019	September 30, 2018
FROM OPERATIONS
Net investment income	$693,919	$1,740,863
Net realized gain from investments, options written, foreign currency transactions, and securities sold short	2,025,173	1,706,866
Distributions of realized gains by underlying investment companies	—	1,635
Net change in unrealized appreciation (depreciation) of investments, options written, foreign currency translations, and securities sold short	(4,303,511)	1,579,706
Net increase (decrease) in net assets resulting from operations	(1,584,419)	5,029,070

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	—	(373,316)
Class C	—	(32,339)
Class I	—	(1,609,181)
From net realized gains:
Class A	—	(242,992)
Class C	—	(24,522)
Class I	—	(889,184)
Total distributions paid *
Class A	(219,548)	—
Class C	(19,833)	—
Class I	(2,939,894)	—
Net decrease in net assets from distributions to shareholders	(3,179,275)	(3,171,534)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	689,126	4,298,040
Class C #	1,239	16,433
Class I	11,857,748	53,388,710
Net asset value of shares issued in reinvestment of distributions:
Class A	157,114	382,362
Class C #	16,656	42,999
Class I	971,418	679,183
Payments for shares redeemed:
Class A	(4,639,061)	(56,530,792)
Class C #	(832,337)	(562,975)
Class I	(15,555,614)	(12,291,965)
Net decrease in net assets from shares of beneficial interest	(7,333,711)	(10,578,005)

TOTAL DECREASE IN NET ASSETS	(12,097,405)	(8,720,469)

NET ASSETS
Beginning of Year	52,529,640	61,250,109
End of Year **	$40,432,235	$52,529,640

*	Distributions from net investment income and net realized capital gains are combined for the year ended September 30, 2019. See “Recent Accounting Pronouncements and Reporting Updates” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended September 30, 2018 have not been reclassified to conform to the current period’s presentation.

#	Class C shares converted 94,297 shares, at a value of $775,125, to Class I shares effective January 4, 2019.

**	Net Assets- End of Year includes distributions in excess of net investment gain of $812,775 as of September 30, 2018.

See accompanying notes to financial statements.

Camelot Premium Return Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	September 30, 2019	September 30, 2018
SHARE ACTIVITY
Class A:
Shares Sold	73,920	425,244
Shares Reinvested	17,905	38,881
Shares Redeemed	(500,899)	(5,766,810)
Net decrease in shares of beneficial interest outstanding	(409,074)	(5,302,685)

Class C: #
Shares Sold	137	1,698
Shares Reinvested	2,054	4,415
Shares Redeemed	(100,514)	(57,143)
Net decrease in shares of beneficial interest outstanding	(98,323)	(51,030)

Class I:
Shares Sold	1,319,756	5,419,390
Shares Reinvested	110,239	69,201
Shares Redeemed	(1,684,258)	(1,235,239)
Net increase (decrease) in shares of beneficial interest outstanding	(254,263)	4,253,352

#	Class C shares converted 94,297 shares, at a value of $775,125, to Class I shares effective January 4, 2019.

See accompanying notes to financial statements.

Camelot Excalibur Small Cap Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	September 30, 2019	September 30, 2018
FROM OPERATIONS
Net investment income	$450,043	$585,423
Net realized gain from investments, options written, foreign currency transactions, and securities sold short	173,427	106,489
Net change in unrealized appreciation (depreciation) of investments, options written, and securities sold short	(1,037,394)	594,764
Net increase (decrease) in net assets resulting from operations	(413,924)	1,286,676

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	—	(104,673)
Class I	—	(442,410)
From net realized gains:
Class A	—	(29,826)
Class I	—	(27,136)
Total distributions paid *
Class A	(25,789)	—
Class I	(747,303)	—
Net decrease in net assets from distributions to shareholders	(773,092)	(604,045)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	128,649	460,597
Class I	4,062,558	12,329,240
Net asset value of shares issued in reinvestment of distributions:
Class A	23,423	45,868
Class I	245,798	238,616
Payments for shares redeemed:
Class A	(266,672)	(11,167,138)
Class C #	—	(1,151)
Class I	(4,281,610)	(3,051,211)
Net decrease in net assets from shares of beneficial interest	(87,854)	(1,145,179)

TOTAL DECREASE IN NET ASSETS	(1,274,870)	(462,548)

NET ASSETS
Beginning of Year	11,124,183	11,586,731
End of Year **	$9,849,313	$11,124,183

*	Distributions from net investment income and net realized capital gains are combined for the year ended September 30, 2019. See “Recent Accounting Pronouncements and Reporting Updates” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended September 30, 2018 have not been reclassified to conform to the current period’s presentation.

#	Class C shares closed effective November 14, 2017.

**	Net Assets- End of Year includes distributions in excess of net investment gain of $367,843 as of September 30, 2018.

See accompanying notes to financial statements.

Camelot Excalibur Small Cap Income Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	September 30, 2019	September 30, 2018

SHARE ACTIVITY
Class A:
Shares Sold	15,967	53,635
Shares Reinvested	3,094	5,383
Shares Redeemed	(34,772)	(1,316,825)
Net decrease in shares of beneficial interest outstanding	(15,711)	(1,257,807)

Class C: #
Shares Sold	—	—
Shares Reinvested	—	—
Shares Redeemed	—	(134)
Net decrease in shares of beneficial interest outstanding	—	(134)

Class I:
Shares Sold	515,984	1,455,151
Shares Reinvested	32,196	28,445
Shares Redeemed	(530,945)	(351,084)
Net increase in shares of beneficial interest outstanding	17,235	1,132,512

#	Class C shares closed effective November 14, 2017.

See accompanying notes to financial statements.

Camelot Premium Return Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Years Presented

	Class A
	Year		Year	Year		Year		Year
	Ended		Ended	Ended		Ended		Ended
	September 30, 2019		September 30, 2018	September 30, 2017		September 30, 2016		September 30, 2015
Net asset value, beginning of year	$10.17		$9.78	$9.57		$9.25		$11.21
Activity from investment operations:
Net investment income (1)	0.14		0.27	0.27		0.27		0.21
Net realized and unrealized gain (loss) on investments	(0.49)		0.69	0.50		0.98		(1.41)
Total from investment operations	(0.35)		0.96	0.77		1.25		(1.20)
Less distributions from:
Net investment income	(0.15)		(0.35)	(0.21)		(0.21)		(0.19)
Return of capital	—		—	(0.09)		(0.26)		—
Net realized gains	(0.49)		(0.22)	(0.26)		(0.46)		(0.57)
Total distributions	(0.64)		(0.57)	(0.56)		(0.93)		(0.76)
Net asset value, end of year	$9.18		$10.17	$9.78		$9.57		$9.25
Total return (2)	(2.99)%		10.16%	8.14%		14.71	% (8)	(11.22	)% (8)
Net assets, at end of year (000s)	$1,995		$6,370	$57,965		$53,052		$59,401
Ratio of gross expenses to average net assets (3)(4)(5)	4.53	% (7)	1.86%	1.76%		1.86%		1.66%
Ratio of net expenses to average net assets (4)(5)	4.36	% (7)	1.78%	1.77	% (9)	1.78%		1.73	% (9)
Ratio of net investment income to average net assets (4)(5)(6)	1.30	% (7)	2.74%	2.77%		2.94%		2.00%
Portfolio Turnover Rate	221%		44%	32%		44%		38%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the Manager not waived a portion of the Fund’s expenses in certain periods, total return would have been lower. Does not reflect the impact of sales charges.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(4)	The ratios include 2.58%, 0.07%, 0.02% and 0.03% for the years ended September 30, 2019, September 30, 2018, September 30, 2017 and September 30, 2016 attributed to dividends from securities sold short and interest expense.

(5)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	The ratios include 0.03% for the year ended September 30, 2019 attributed to extraordinary expense.

(8)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(9)	The ratio includes expense recapture by the Manager.

See accompanying notes to financial statements.

Camelot Premium Return Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Periods Presented

	Class I
	Year		Year	For the Period
	Ended		Ended	Ended
	September 30, 2019		September 30, 2018	September 30, 2017 (1)
Net asset value, beginning of period	$10.17		$9.78	$9.80
Activity from investment operations:
Net investment income (2)	0.14		0.35	0.23
Net realized and unrealized gain (loss) on investments	(0.47)		0.65	0.19
Total from investment operations	(0.33)		1.00	0.42
Less distributions from:
Net investment income	(0.17)		(0.39)	(0.13)
Return of capital	—		—	(0.13)
Net realized gains	(0.49)		(0.22)	(0.18)
Total distributions	(0.66)		(0.61)	(0.44)
Net asset value, end of period	$9.18		$10.17	$9.78
Total return (3)	(2.78)%		10.56%	4.31	% (9)
Net assets, at end of period (000s)	$38,438		$45,166	$1,834
Ratio of gross expenses to average net assets (4)(5)(6)	4.28	% (8)	1.61%	1.51	% (10)
Ratio of net expenses to average net assets (5)(6)	4.11	% (8)	1.53%	1.52	% (10)(11)
Ratio of net investment income to average net assets (5)(7)	1.55	% (8)	3.46%	3.02	% (10)
Portfolio Turnover Rate	221%		44%	32	% (9)

(1)	The Camelot Premium Return Fund’s Class I shares commenced operations on December 30, 2016.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Does not reflect the impact of sales charges.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(5)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	The ratios include 2.58%, 0.07% and 0.02% for the periods ended September 30, 2019, September 30, 2018 and September 30, 2017 attributed to dividends from securities sold short and interest expense.

(7)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	The ratios include 0.03% for the year ended September 30, 2019 attributed to extraordinary expense.

(9)	Not annualized.

(10)	Annualized.

(11)	The ratio includes expense recapture by the Manager.

See accompanying notes to financial statements.

Camelot Excalibur Small Cap Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Years Presented

	Class A
	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
	September 30, 2019	September 30, 2018	September 30, 2017	September 30, 2016		September 30, 2015
Net asset value, beginning of year	$8.91	$8.38	$8.03	$7.86		$9.34
Activity from investment operations:
Net investment income (1)	0.33	0.37	0.33	0.30		0.29
Net realized and unrealized gain (loss) on investments	(0.78)	0.59	0.42	0.60		(1.43)
Total from investment operations	(0.45)	0.96	0.75	0.90		(1.14)
Less distributions from:
Net investment income	(0.26)	(0.39)	(0.31)	(0.26)		(0.22)
Return of capital	—	—	—	(0.08)		—
Net realized gains	(0.32)	(0.04)	(0.09)	(0.39)		(0.12)
Total distributions	(0.58)	(0.43)	(0.40)	(0.73)		(0.34)
Net asset value, end of year	$7.88	$8.91	$8.38	$8.03		$7.86
Total return (2)	(4.68)%	11.80%	9.37%	12.26	% (7)	(12.50	)% (7)
Net assets, at end of year (000s)	$272	$447	$10,967	$9,094		$8,524
Ratio of gross expenses to average net assets (3)(4)(5)	4.08%	2.70%	2.70%	2.50%		2.23%
Ratio of net expenses to average net assets (4)(5)	3.04%	1.80%	1.77%	1.78%		1.75%
Ratio of net investment income to average net assets (4)(6)	4.03%	4.52%	3.86%	3.92%		3.22%
Portfolio Turnover Rate	79%	36%	25%	23%		44%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the Manager not waived a portion of the Fund’s expenses in certain periods, total return would have been lower. Does not reflect the impact of sales charges.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(4)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	The ratios include 1.29%, 0.05%, 0.02% and 0.03% for the years ended September 30, 2019, September 30, 2018, September 30, 2017 and September 30, 2016 attributed to dividends from securities sold short and interest expense.

(6)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

Camelot Excalibur Small Cap Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding for each of the Periods Presented

	Class I
	Year	Year	For the Period
	Ended	Ended	Ended
	September 30, 2019	September 30, 2018	September 30, 2017 (1)
Net asset value, beginning of period	$8.85	$8.35	$8.43
Activity from investment operations:
Net investment income (2)	0.34	0.45	0.25
Net realized and unrealized gain (loss) on investments	(0.76)	0.51	(0.01)
Total from investment operations	(0.42)	0.96	0.24
Less distributions from:
Net investment income	(0.28)	(0.42)	(0.25)
Net realized gains	(0.32)	(0.04)	(0.07)
Total distributions	(0.60)	(0.46)	(0.32)
Net asset value, end of period	$7.83	$8.85	$8.35
Total return (3)	(4.33)%	11.85%	2.80	% (8)
Net assets, at end of period (000s)	$9,578	$10,677	$619
Ratio of gross expenses to average net assets (4)(5)(6)	3.83%	2.45%	2.45	% (9)
Ratio of net expenses to average net assets (5)(6)	2.79%	1.55%	1.52	% (9)
Ratio of net investment income to average net assets (5)(7)	4.22%	5.24%	4.11	% (9)
Portfolio Turnover Rate	79%	36%	25	% (8)

(1)	The Camelot Excalibur Small Cap Income Fund’s Class I shares commenced operations on December 30, 2016.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the Manager not waived a portion of the Fund’s expenses in certain periods, total return would have been lower. Does not reflect the impact of sales charges.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(5)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	The ratios include 1.29%, 0.05% and 0.02% for the periods ended September 30, 2019, September 30, 2018 and September 30, 2017 attributed to dividends from securities sold short and interest expense.

(7)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Not annualized.

(9)	Annualized.

See accompanying notes to financial statements.

Camelot Funds
NOTES TO FINANCIAL STATEMENTS
September 30, 2019

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). The trust currently consists of thirty-nine series. These financial statements include the following series: Camelot Premium Return Fund and Camelot Excalibur Small Cap Income Fund (each a “Fund” or collectively the “Funds”). The Camelot Premium Return Fund is registered as diversified and the Camelot Excalibur Small Cap Income Fund is registered as non-diversified. The Funds’ investment manager is Camelot Funds, LLC (the “Manager”), which began serving as the Funds’ manager in February 1, 2015. Prior to February 1, 2015, Camelot Portfolios, LLC served as the Funds’ manager. The Camelot Premium Return Fund’s Class A shares commenced operations on December 27, 2010 and the Fund’s Class I shares commenced operations on December 30, 2016. The Camelot Excalibur Small Cap Income Fund’s Class A shares commenced operations on December 31, 2013 and the Fund’s Class I shares commenced operations on December 30, 2016. The Camelot Premium Return Fund’s and Camelot Excalibur Small Cap Income Fund’s objective is to provide consistent and growing current income stream with a secondary objective of providing long-term growth of capital.

The Camelot Premium Return Fund offers two classes of shares, Class A and Class I. The Camelot Excalibur Small Cap Income Fund offers Class A and Class I shares. Each share class represents an interest in the same assets of the Funds, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of the Funds into additional classes of shares at a future date.

The following is a summary of significant accounting policies consistently followed by the Funds and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies including FASB Accounting Standards Update (“ASU”) 2013-08.

a)        Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The Funds may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change. Short term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided such valuations represent fair value. Options are valued at their closing price on the exchange they are traded on. When no closing price is available, options are valued at their mean price.

Camelot Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at “fair value” as determined in good faith by the Board, pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the New York Stock Exchange close.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2019 for the Funds’ assets and liabilities measured at fair value:

Camelot Premium Return Fund

Assets
Security Classifications (a)	Level 1	Level 2	Level 3	Total
Bonds	$—	$2,832,674	$—	$2,832,674
Closed-End Funds	3,209,245	—	—	3,209,245
Common Stocks	23,061,724	—	—	23,061,724
Limited Partnerships	3,194,048	—	—	3,194,048
Municipal Bonds	—	3,750,908	—	3,750,908
Preferred Stocks	2,307,188	—	—	2,307,188
Real Estate Investment Trusts	3,404,718	—	—	3,404,718
Investment Purchased as Securities Lending Collateral (b)	—	—	—	6,607,316
Total	$35,176,923	$6,583,582	$—	$48,367,821

Camelot Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

Liabilities
Security Classifications (a)	Level 1	Level 2	Level 3	Total
Call Options Written	$(1,330,585)	$(188,810)	$—	$(1,519,395)
Put Options Written	(466,900)	(432,663)	—	(899,563)
Securities Sold Short	(3,723,410)	—	—	(3,723,410)
Total	$(5,520,895)	$(621,473)	$—	$(6,142,368)

(a)	As of and during the year ended September 30, 2019, the Fund held no securities that were considered to be “Level 3” securities. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

(b)	Management has elected to adopt ASU 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) — a consensus of the Emerging Issues Task Force issued, on May 1, 2015. In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) have not been classified in the fair value hierarchy. The fair value amount presented in this table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the statements of assets and liabilities.

Camelot Excalibur Small Cap Income Fund

Assets
Security Classifications (a)	Level 1	Level 2	Level 3	Total
Bonds	$—	$852,515	$—	$852,515
Closed-End Funds	545,150	—	—	545,150
Common Stocks	4,133,564	—	—	4,133,564
Limited Partnerships	632,015	—	—	632,015
Municipal Bonds	—	1,268,769	—	1,268,769
Preferred Stocks	1,719,004	—	—	1,719,004
Real Estate Investment Trusts	1,094,097	—	—	1,094,097
Total	$8,123,830	$2,121,284	$—	$10,245,114

Liabilities
Security Classifications (a)	Level 1	Level 2	Level 3	Total
Call Options Written	$(354,370)	$(155,533)	$—	$(509,903)
Put Options Written	(42,400)	(32,400)	—	(74,800)
Securities Sold Short	(460,308)	—	—	(460,308)
Total	$(857,078)	$(187,933)	$—	$(1,045,011)

(a)	As of and during the year ended September 30, 2019, the Fund held no securities that were considered to be “Level 3” securities. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

b)        Accounting for Options – When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have realized gains or losses. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds.

Camelot Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

The Manager may use options strategies, such as puts and covered calls on individual securities, as well as options on securities indices, to generate income, to reduce portfolio volatility, or to reduce downside risk when the Manager believes adverse market, political or other conditions are likely. The Manager may also utilize a combination of puts and/or calls regarding the same security (sometimes referred to as “straddles,” “collars” or “spreads”) or utilize puts and calls on related securities. The Funds may purchase a call option on a stock (including securities of exchange-traded funds) it may purchase at some point in the future. When the Funds purchase an option, the premium paid is recorded as an asset. Each day the option contract is valued in accordance with the procedures for security valuation discussed above. When an offsetting option is written (a closing transaction) or the option contract expires, the Funds realize a gain or loss and the asset representing such option contract is eliminated. When a put option is exercised, the Funds realize a gain or loss from the sale of the underlying security and the proceeds of the sale are decreased by the premiums originally paid. When a call option is exercised, the Funds purchase the underlying security and the cost basis of such purchase is increased by the premium originally paid.

The locations on the Statements of Assets and Liabilities of derivative instruments by type of exposure, all of which are not accounted for as hedging instruments under GAAP, are as follows:

Camelot Premium Return Fund

Derivatives Not
Accounted for as Hedging	Primary Risk	Location of Derivatives on	Fair Value of Asset/
Instruments under GAAP	Exposure	Statements of Assets and Liabilities	Liability Derivatives
Call options written	Equity Risk	Options written, at value	$(1,519,395)
Put options written	Equity Risk	Options written, at value	(899,563)
Total			$(2,418,958)

The effect of derivative instruments on the Statements of Operations for the year ended September 30, 2019, was as follows:

			Realized and Unrealized
Derivatives Not			Gain (Loss) on
Accounted for as			Asset/Liability
Hedging Instruments		Location of Gain (Loss) on	Derivatives Recognized in
under GAAP	Primary Risk Exposure	Derivatives Recognized in Income	Income
Purchased options	Equity Risk	Net realized loss from investments	$(45,787)
Purchased options	Equity Risk	Net change in unrealized appreciation on investments	15,437
Options written	Equity Risk	Net realized gain from options written	3,685,111
Options written	Equity Risk	Net change in unrealized appreciation on options written	872,056
Total			$4,526,817

Camelot Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

The locations on the Statements of Assets and Liabilities of derivative instruments by type of exposure, all of which are not accounted for as hedging instruments under GAAP, are as follows:

Camelot Excalibur Small Cap Income Fund

Derivatives Not
Accounted for as			Fair Value of
Hedging Instruments	Primary Risk	Location of Derivatives on	Asset/Liability
under GAAP	Exposure	Statements of Assets and Liabilities	Derivatives
Call options written	Equity Risk	Options written, at value	$(509,903)
Put options written	Equity Risk	Options written, at value	(74,800)
Total			$(584,703)

The effect of derivative instruments on the Statements of Operations for the year ended September 30, 2019, was as follows:

			Realized and Unrealized
Derivatives Not			Gain (Loss) on
Accounted for as			Asset/Liability
Hedging Instruments		Location of Gain (Loss) on	Derivatives Recognized in
under GAAP	Primary Risk Exposure	Derivatives Recognized in Income	Income
Purchased option	Equity Risk	Net change in unrealized depreciation on investments	$(11,627)
Options written	Equity Risk	Net realized gain from options written	586,278
Options written	Equity Risk	Net change in unrealized appreciation on options written	27,307
Total			$601,958

The contracts of the derivative instruments outstanding as of September 30, 2019 as disclosed in the Schedules of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

Camelot Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

Offsetting of Financial Assets and Derivative Liabilities –

The following table presents the Funds’ asset and liability derivatives available for offset under a master netting arrangement net of collateral pledged as of September 30, 2019.

Camelot Premium Return Fund

					Gross Amounts Not Offset in the
Liabilities:					Statements of Assets & Liabilities
			Gross Amounts	Net Amounts of
	Gross Amounts of		Offset in the	Liabilities Presented in
	Recognized		Statements of Assets	the Statements of Assets	Financial		Cash Collateral
Description	Assets/Liabilities		& Liabilities	& Liabilities	Instruments		Received	Net Amount
Options Written	$(2,418,958	) (1)	$—	$(2,418,958)	$2,418,958	(2)	$—	$—
Securities Lending	6,441,250		—	6,441,250	—		6,441,250	—
Total	$4,022,292		$—	$4,022,292	$2,418,958		$6,441,250	$—

(1)	Purchased and written options at value as presented in the Schedules of Investments.

(2)	The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

Camelot Excalibur Small Cap Income Fund

Gross Amounts Not Offset in the
Liabilities:					Statements of Assets & Liabilities

			Gross Amounts	Net Amounts of
	Gross Amounts of		Offset in the	Liabilities Presented in
	Recognized		Statements of Assets	the Statements of Assets	Financial		Cash Collateral
Description	Assets/Liabilities		& Liabilities	& Liabilities	Instruments		Received	Net Amount
Options Written	$(584,703	) (1)	$—	$(584,703)	$584,703	(2)	$—	$—
Total	$(584,703)		$—	$(584,703)	$584,703		$—	$—

(1)	Purchased and written options at value as presented in the Schedules of Investments.

(2)	The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

The following table sets forth the remaining contractual maturity of the collateral held as of September 30, 2019:

Securities Lending Transactions
Overnight and Continuous
Camelot Premium Return Fund
Mount Vernon Liquid Assets Portfolio, LLC	$6,607,316

c)        Short Sales – The Funds may sell securities short. A short sale is a transaction in which the Funds sell securities they do not own in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, the Funds must arrange through a broker to borrow the securities and, in so doing, the Funds become obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Funds will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decrease or increase between the date of the short sale and the date on which the Funds purchased the securities to replace the borrowed securities that have been sold.

d)        Federal Income Tax – The Funds have qualified and intend to continue to qualify as regulated investment companies and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income or excise tax provisions are required.

Camelot Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

As of and during the year ended September 30, 2019, the Funds did not have a liability for any unrecognized tax expense. The Funds recognize interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statements of Operations. As of September 30, 2019, the Funds did not incur any interest or penalties. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended September 30, 2016 to September 30, 2018, or expected to be taken in the Funds’ September 30, 2019 year end tax returns. The tax filings are open for examination by applicable taxing authorizes, U.S. federal, Ohio, and foreign jurisdictions. No examination of the Funds’ tax returns is presently in progress.

e)        Distribution to Shareholders – Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP are recorded on the ex-dividend date. The Funds distribute short-term capital gains and income quarterly and long-term capital gains annually.

f)        Multiple Class Allocations – Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan. Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust.

g)        Other – Investment and shareholder transactions are recorded on the trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the identified cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds and interest income is recognized on an accrual basis. Discounts and premiums on fixed income securities are amortized over their respective lives using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

h)        Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

i)        Commitments and Contingencies – In the normal course of business, the Trust may enter into contracts that contain a variety of representations and warranties and provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

j)        Sales Charges (loads) – A maximum sales charge of 5.75% is imposed on Class A shares of the Funds. Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within 18 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). The respective shareholders pay such CDSC charges, which are not an expense of the Funds. For the year ended September 30, 2019 there were no CDSC fees paid.

Camelot Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

k)        Security Loans – The Funds have entered into securities lending agreements with U.S. Bank National Association as of October 2018, previously Huntington National Bank. The Funds receive compensation in the form of fees, or retain a portion of interest on the investment of any cash received as collateral. The cash collateral is invested in short-term investments as noted in the Funds’ Schedules of Investments. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them. The Funds also continue to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to 102% of the market value of loaned securities. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds have the right under the lending agreement to recover the securities from the borrower on demand. If the market value of the collateral falls below 102% of market value plus accrued interest of the loaned securities, the lender’s agent shall request additional collateral from the borrowers to bring the collateralization back to 102%.

The Funds receive cash as collateral in return for securities lent as part of the securities lending program. The collateral is invested in the Mount Vernon Liquid Assets Portfolio, LLC of which the investment objective is to seek to maximize current income to the extent with the preservation of capital and liquidity and maintain a stable NAV of $1.00 per unit. The Camelot Premium Return Fund held $6,607,316 as of September 30, 2019. The remaining contractual maturity of all securities lending transactions is overnight and continuous. The Fund is not subject to a master netting agreement with respect to securities lending; therefore no additional disclosures are required. The income earned by the Fund on investments of cash collateral received from borrowers for the securities loaned to them are reflected in the Fund’s Statement of Operations.

l) Cash and cash equivalents – The Funds consider their investment in a Federal Deposit Insurance Corporation (“FDIC”) insured interest bearing savings account to be cash. The Funds maintain cash balances, which, at times, may exceed federally insured limits. The Funds maintain these balances with a high quality financial institution.

m) Distributions from REITs – Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available.

(2) INVESTMENT TRANSACTIONS

For the year ended September 30, 2019, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Funds were as follows:

	Purchases	Sales
Camelot Premium Return Fund	$121,657,965	$104,887,819
Camelot Excalibur Small Cap Income Fund	10,450,213	8,308,490

Camelot Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

(3) INVESTMENT MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Camelot Funds, LLC is the Manager to the Funds pursuant to the terms of the Management Agreement (the “Management Agreement”) with the Trust on behalf of the Funds. Under the terms of the Management Agreement, the Manager manages the investment operations of the Funds in accordance with the Funds’ investment policies and restrictions. The Manager provides the Funds with investment advice and supervision and furnishes investment programs for the Funds. For its services under the Management Agreement, the Manager is paid a monthly management fee at the annual rate of 1.00% of the average daily net assets of each Fund. The Manager pays for all employees, office space and facilities required by it to provide services under the Management Agreement, with the exception of specific items of expense (as detailed in the Management Agreement). For the year ended September 30, 2019, Management fees of $451,751 and $106,916 were incurred by the Camelot Premium Return Fund and Camelot Excalibur Small Cap Income Fund, respectively, before the waiver and reimbursement described below.

The Manager and the Trust have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, interest and dividends on securities sold short, if any) at 1.75% and 1.50% for Class A and Class I Funds’ shares through January 31, 2020, respectively. Each waiver or reimbursement by the Manager is subject to recoupment within the three years following the fiscal year in which that particular expense is incurred, the recoupment may be achieved without exceeding the expense limitation in effect at the time of the waiver or reimbursement or at the time of recoupment.

For the year ended September 30, 2019, the Manager has waived and reimbursed $79,292 and $110,417 for the Camelot Premium Return Fund and Camelot Excalibur Small Cap Income Fund, respectively. As of September 30, 2019, the Manager has waived/reimbursed expenses of the Camelot Premium Return Fund and Camelot Excalibur Small Cap Income Fund that may be recovered no later than September 30 for the years indicated below:

	2020	2021	2022
Camelot Premium Return Fund	$—	$37,705	$79,292
Camelot Excalibur Small Cap Income Fund	96,423	104,532	110,417

The Trust has entered into a management services agreement (the “Management Services Agreement”) with MFund Services, LLC (“MFund”). Pursuant to the Management Services Agreement, MFund provides sponsorship, management and administration services. For MFund’s services to the Funds, the Funds pay MFund a base fee of $5,000 annually, an annualized asset based fee of 0.10% of average daily net assets up to $50 million, with lower fees at higher asset levels, plus reimbursement of out of pocket expenses. For the year ended September 30, 2019, the Funds incurred $48,697 and $15,343 for such fees for the Camelot Premium Return Fund and Camelot Excalibur Small Cap Income Fund, respectively.

A Trustee and Officer of the Trust is also the controlling member of MFund, Alphacentric Advisors LLC (“Alphacentric”), and Catalyst Capital Advisors LLC (“Catalyst”) and each serve as investment advisor to other series of the Trust and is not paid any fees directly by the Trust for serving in such capacities.

Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Funds pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Camelot Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

On February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including Blu Giant, LLC (“Blu Giant”) and Northern Lights Distributors, LLC (“NLD” or the “Distributor”) (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

Certain Officers of the Trust are also employees of GFS, and are not paid any fees directly by the Funds for serving in such capacity.

Pursuant to the Management Services Agreement, MFund provides chief compliance officer services to the Funds. For these services, the Funds pay MFund an annual base fee plus an annual asset-based fee based upon net assets. In addition, the Funds reimburse MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the management services agreement. For the year ended September 30, 2019, the Camelot Premium Return Fund and Camelot Excalibur Small Cap Income Fund incurred $13,491 and $12,623 for such fees, respectively.

The Independent Trustees are paid $120,000 per year. The Lead Independent Trustee of the Trust receives an additional fee of $25,000 per year. The Chairman of the Trust’s Audit Committee receives an additional fee of $25,000 per year.

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for each class of shares, that allows the Funds to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares. Class A shares are currently paying 0.25% per annum of 12b-1 fees. The Trust has not adopted a plan for Class I shares. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Funds and its shareholders and to reimburse NLD and the Manager for distribution related expenses.

For the year ended September 30, 2019, the Distributor received $949 and $2 in underwriter concessions from the sale of shares of the Camelot Premium Return Fund and Camelot Excalibur Small Cap Income Fund, respectively.

(4) DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The below table represents aggregate cost for federal tax purposes, for the Camelot Funds as of September 30, 2019 and differs from market value by net unrealized appreciation/depreciation which consisted of:

				Total Unrealized
		Gross Unrealized	Gross Unrealized	Appreciation/
Fund	Aggregate Cost	Appreciation	Depreciation	Depreciation
Camelot Premium Return Fund	$50,561,102	$5,438,955	$(13,774,604)	$(8,335,649)
Camelot Excalibur Small Cap Income Fund	11,310,365	1,445,961	(3,556,223)	(2,110,262)

Camelot Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

The tax character of distributions paid during the fiscal years ended September 30, 2019 and September 30, 2018 was as follows:

For the year ended September 30, 2019
		Long-Term
Fund	Ordinary Income	Capital Gains	Return of Capital	Total
Camelot Premium Return Fund	$3,179,275	$—	$—	$3,179,275
Camelot Excalibur Small Cap Income Fund	773,092	—	—	773,092

For the year ended September 30, 2018
		Long-Term
Fund	Ordinary Income	Capital Gains	Return of Capital	Total
Camelot Premium Return Fund	$3,171,534	$—	$—	$3,171,534
Camelot Excalibur Small Cap Income Fund	604,045	—	—	604,045

As of September 30, 2019, the components of accumulated earnings/ (losses) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Fund	Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Losses)
Camelot Premium
Return Fund	$664,977	$—	$—	$—	$(372,371)	$(8,336,055)	$(8,043,449)
Camelot Excalibur
Small Cap Income
Fund	6,949	—	—	—	(764)	(2,110,262)	(2,104,077)

The difference between book basis and tax basis unrealized depreciation, accumulated net investment income and accumulated net realized gain (loss) from investments is primarily attributable to the tax deferral of losses on wash sales and straddles, the mark-to -market treatment of option contracts and tax adjustments for publicly traded partnerships and underlying qualified electing funds held by publicly traded partnerships, perpetual bonds, constructive sales of securities held short and return of capital distributions from corporations. In addition, the amounts listed under other book/tax differences are primarily attributable to the tax deferral of losses on straddles and adjustments for constructive sales of securities held short.

The unrealized appreciation (depreciation) in the table for Camelot Premium Return Fund above includes unrealized foreign currency gains (losses) of ($406).

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of non-deductible expenses, resulted in reclassifications for the Funds for the fiscal year ended September 30, 2019 as follows:

	Paid
	In	Accumulated
Fund	Capital	Earnings (Losses)
Camelot Premium Return Fund	$(3,672)	$3,672
Camelot Excalibur Small Cap Income Fund	(3,153)	3,153

(5) UNDERLYING FUND RISK

Each underlying fund, including each exchange-traded fund (“ETF”), is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk, as well as risks associated with real estate investments and commodities. Investors in the Funds will indirectly bear fees and expenses charged by the underlying investment companies in which the Funds invest in addition to the Funds’ direct fees and expenses.

Camelot Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

(6) OPTIONS RISK

There are risks associated with the sale and purchase of call and put options. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of an underlying security below the purchase price of an underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretical unlimited increase in the market price of an underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

(7) BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of September 30, 2019 FOLIO Investments, Inc. Special Custody Account for the Exclusive Benefit of Customers held 37.09% of the Camelot Premium Return Fund and 37.18% of the Camelot Excalibur Small Cap Income Fund and may be deemed to control the Fund.

(8) RECENT ACCOUNTING PRONOUNCEMENTS AND REPORTING UPDATES

In August 2018, FASB issued ASU No. 2018-13, which changed certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removed the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. These amendments have been adopted with these financial statements.

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statements of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets. These amendments have been adopted with these financial statements.

In March 2017, FASB issued ASU No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

Camelot Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

(9) SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Camelot Premium Return Fund and Camelot Excalibur Small Cap Income Fund and Board of Trustees of Mutual Fund Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Camelot Premium Return Fund and Camelot Excalibur Small Cap Income Fund (the “Funds”), each a series of Mutual Fund Series Trust, as of September 30, 2019, and the related statements of operations for the year then ended, and the statements of changes in net assets, including the related notes, and the financial highlights for each of the two years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2019, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the years ended September 30, 2017, and prior, were audited by other auditors whose report dated November 28, 2017, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2018.

COHEN & COMPANY, LTD.

Chicago, Illinois

November 26, 2019

C O H E N  &  C O M P A N Y ,  L T D .

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

Camelot Funds
EXPENSE EXAMPLES (Unaudited)
September 30, 2019

As a shareholder of the Camelot Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Camelot Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2019 through September 30, 2019.

Actual Expenses

The “Actual” lines in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines in the table below provides information about hypothetical account values and hypothetical expenses based on the Camelot Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period	During Period**
Actual	4/1/19	9/30/19	4/1/19 – 9/30/19	4/1/19 – 9/30/19
Camelot Premium Return Fund
Class A*	$1,000.00	$1,016.00	$8.84	1.75%
Class I*	1,000.00	1,017.80	7.59	1.50
Camelot Excalibur Small Cap Income Fund
Class A*	1,000.00	981.50	8.69	1.75
Class I*	1,000.00	983.90	7.46	1.50

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period	During Period**
(5% return before expenses)	4/1/19	9/30/19	4/1/19 – 9/30/19	4/1/19 – 9/30/19
Camelot Premium Return Fund
Class A*	$1,000.00	$1,016.29	$8.85	1.75%
Class I*	1,000.00	1,017.55	7.59	1.50
Camelot Excalibur Small Cap Income Fund
Class A*	1,000.00	1,016.29	8.85	1.75
Class I*	1,000.00	1,017.55	7.59	1.50

*	Expenses are equal to the average account value over the period, multiplied by the Funds’ annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

**	Annualized.

Camelot Funds
ADDITIONAL INFORMATION (Unaudited)
September 30, 2019

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreement, Services Agreement and Distribution and/or Service (12b-1) Plan, tax aspects of the Funds and the calculation of the net asset value of shares of the Funds.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-226-3862; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-226-3862; and on the Commission’s website at http://www.sec.gov.

Camelot Funds
TRUSTEES AND OFFICERS (Unaudited)
September 30, 2019

Independent Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 17645 Wright Street, Suite 200 Omaha NE 68130 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises LLC, a real estate firm, since 1999. Managing Member of PTL Real Estate LLC, a real estate/investment firm, since 2000. Managing Member of Bear Properties, LLC, a real estate firm, since 2006. President of Genovese Imports, an importer/ distributor of wine, from 2005 to 2011.	55	Trustee of Variable Insurance Trust since 2010; Chairman of the Board of Mutual Fund and Variable Insurance Trust since 2016; Chairman of the Board of Strategy Shares since 2016. Trustee of M3Sixty Funds Trust since 2016; Trustee of the AlphaCentric Prime Meridian Income Fund since 2018

Tiberiu Weisz c/o Mutual Fund Series Trust 17645 Wright Street, Suite 200 Omaha NE 68130 Year of Birth: 1949	Trustee	Since 6/2006	Retired, Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., from 1994 to 2015.	39	Trustee of Variable Insurance Trust since 2010

Dr. Bert Pariser c/o MITCU Corporation 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Retired Faculty Member Technical Career Institutes, from 1991 to 2017.	39	Trustee of Variable Insurance Trust since 2010

Camelot Funds
TRUSTEES AND OFFICERS (Unaudited)(Continued)
September 30, 2019

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Jerry Szilagyi 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1962	Trustee and President	Trustee since 7/2006; President since 2/2012	Chief Executive Officer, Catalyst Capital Advisors LLC, since 2006; Member, AlphaCentric Advisors LLC, since 2014; President, Rational Advisors, Inc., since 2016; Managing Member, MFund Distributors LLC, since 2012; Managing Member, MFund Services LLC, since 2012; President, Abbington Capital Group LLC, since 1998; President, USA Mutuals, Inc., 3/2011 – 7/2016.	39	Variable Insurance Trust since 2010

Erik Naviloff 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2011.	N/A	N/A

Aaron Smith 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1974	Assistant Treasurer	Since 11/2013	Assistant Vice President, Gemini Fund Services, LLC, since 2017. Manager - Fund Administration, Gemini Fund Services, LLC, 2012-2017.	N/A	N/A

Brian Curley 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President, Gemini Fund Services, LLC since 1/2015; Assistant Vice President, Gemini Fund Services, LLC (2012-2014).	N/A	N/A

Sam Singh 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1976	Assistant Treasurer	Since 2/2015	Vice President, Gemini Fund Services, LLC since 1/2015; Assistant Vice President, Gemini Fund Services, LLC, 2011-12/2014.	N/A	N/A

Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director, MFund Services LLC since 5/2015; Director & Chief Compliance Officer, Citi Fund Services, 2010-2015.	N/A	N/A

Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Secretary since 4/2014	Director of Legal Services, MFund Services LLC, since 2012.	N/A	N/A

Michael Schoonover 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1983	Vice President	Since 6/2018	Chief Operating Officer, Catalyst Capital Advisors LLC, & Rational Advisors, Inc., since 2017; Portfolio Manager, Catalyst Capital Advisors LLC since 2013; Portfolio Manager, Rational Advisors, Inc. 1/2016 to 5/2018.	N/A	N/A

*	The term of office of each Trustee is indefinite.

**	The ‘Fund Complex’ includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares, TCG Financial Series Trusts I-X, and AlphaCentric Prime Meridian Income Fund, each a registered investment company.

***	The Trustee who is an “interested persons” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the advisor to certain series of the Trust.

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. June 2011

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-866-447-4228

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust has no affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust does not jointly market.

Mutual Fund Series Trust
17645 Wright Street, Suite 200
Omaha, NE 68130

MANAGER
Camelot Portfolios, LLC.
1700 Woodlands Drive, Suite 100
Maumee, OH 43537

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

TRANSFER AGENT
Gemini Fund Services, LLC
17645 Wright Street, Suite 200
Omaha, NE 68130

DISTRIBUTOR
Northern Lights Distributors, LLC
17645 Wright Street, Suite 200
Omaha, NE 68130

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
151 N. Franklin St., Suite 575
Chicago, IL 60606

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street
Suite 1700
Columbus, OH 43215

CUSTODIAN BANK
U.S. Bank National Association
1555 N. Rivercenter Drive.
Suite 302
Milwaukee, WI 53212

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2019	2018
Camelot Premium Return Fund	10,500	10,500
Camelot Excalibur Small Cap Income Fund	10,500	10,500

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2019	2018
Camelot Premium Return Fund	2,500	2,500
Camelot Excalibur Small Cap Income Fund	2,500	2,500

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended September 30, 2019 and 2018 respectively.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended September 30, 2019 and 2018 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)    The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)    There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 13. EXHIBITS

(1)    Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)    Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)    Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi
Principal Executive Officer/President,
Date: December 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi ___________
Principal Executive Officer/President
Date: December 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff_____________
Principal Financial Officer/Treasurer
Date: December 5, 2019